UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (§)240.14a-12

GameStop Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 Proxy Statement

Notice of 2025 Annual Meeting of Stockholders

to Be Held on June 12, 2025

Notice of Annual Meeting of Stockholders

Dear Stockholder:

We invite you to attend our 2025 Annual Meeting of Stockholders (“annual meeting”) on Thursday, June 12, 2025 at 10:00 a.m., Central Daylight Time (“CDT”), at meetnow.global/MGWWKKP, which will be held in virtual-only format. You will not be able to attend the annual meeting in person. At the annual meeting, you will be asked to:

(1)	Elect five directors, each to serve as a member of the Board of Directors until the next annual meeting of stockholders and until such director’s successor is elected and qualified;

(2)	Provide an advisory, non-binding vote on the compensation of our named executive officers;

(3)	Ratify our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026; and

(4)	Transact such other business, if any, as may properly come before the annual meeting and at any postponement or adjournment of the annual meeting.

Only stockholders of record and beneficial owners holding our shares as of the close of business on April 21, 2025 (the “record date”) are entitled to vote at the annual meeting and any postponement or adjournment thereof. Please see pages 1 – 5 for additional information regarding attendance at the meeting and how to vote your shares. This Proxy Statement provides information that you should consider when you vote your shares.

Your vote is important. Even if you plan to attend the annual meeting virtually, we request that you vote your shares as soon as possible by following the voting instructions contained in this Proxy Statement. We have designed the format of the annual meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure stockholder access and participation.

By order of the Board of Directors.

Sincerely,

Mark H. Robinson
General Counsel and Secretary
April 24, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025

This Notice of Annual Meeting, Proxy Statement, form of proxy and our 2024 Annual Report to Stockholders are available at http://investor.gamestop.com.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
This Proxy Statement, form of proxy and 2024 Annual Report are available at http://investor.gamestop.com. Except as otherwise stated, information on our website is not a part of this Proxy Statement.

We will send a full set of proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about April 30, 2025, and provide access to our proxy materials over the Internet, beginning on April 24, 2025, for the holders of record and beneficial owners of our shares of common stock as of the close of business on the record date. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our 2024 Annual Report to Stockholders. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet and provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to our annual report and proxy statement on the Internet.

Certain statements in this Proxy Statement contain or may suggest “forward-looking” information (as defined in the Private Securities Litigation Reform Act of 1995) that involves risks and uncertainties that could cause results to be materially different from expectations. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “targets,” “anticipates,” “assumptions,” “plans,” “expects” or “expectations,” “intends,” “estimates,” “forecasts,” “guidance” and similar expressions identify certain of these forward-looking statements. We also may provide forward-looking statements in oral statements or other written materials released to the public. All statements contained or incorporated in this Proxy Statement or in any other public statements that address such future events or expectations are forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements are detailed in our 2024 annual report to stockholders. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

PROXY STATEMENT SUMMARY

To assist you in reviewing the proposals to be considered and voted upon at our 2025 Annual Meeting of the Stockholders (the “annual meeting”) we have summarized information contained elsewhere in this Proxy Statement or in our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 (“Annual Report”). Please note that our fiscal year is composed of the 52 or 53 weeks ending on the Saturday closest to the last day of January. Fiscal year 2024 consisted of the 52 weeks ended on February 1, 2025 (“fiscal 2024”). Fiscal year 2023 consisted of the 53 weeks ended on February 3, 2024 (“fiscal 2023”). Fiscal year 2022 consisted of the 52 weeks ended on January 28, 2023 (“fiscal 2022”). This summary does not contain all of the information you should consider about the proposals being submitted to stockholders at the annual meeting. We encourage you to read the entire Proxy Statement and Annual Report carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

Date and Time:

June 12, 2025

10:00 a.m., Central Daylight Time

Website:

meetnow.global/MGWWKKP

Record Date:

April 21, 2025

Anticipated Mailing Date:

April 30, 2025

AGENDA

Voting Matter	Page

1. Election of Directors	6

2. Advisory Vote on Executive Compensation	21

3. Ratification of Appointment of Independent Registered Accounting Firm	38

How to Cast Your Vote:

Vote by Internet	By Mail:	By Phone:

Shares Held of Record:	Shares Held of Record:	Shares Held of Record:

investorvote.com/GME	See Proxy Card	1-800-652-VOTE (8683)

Shares Held in Street Name:	Shares Held in Street Name:	Shares Held in Street Name:

See Notice of Internet Availability or Voting Instruction Form	See Voting Instruction Form	See Voting Instruction Form

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1. What am I Voting on?

The Board of Directors (“Board”) of GameStop Corp. (“GameStop,” the “Company,” “we,” “us,” or “our”) is soliciting your vote for the following:

Business Items	Board Voting Recommendation	Page Reference

1. To elect the five nominees identified in this Proxy Statement to serve as directors	FOR ALL NOMINEES	6

2. To approve, on an advisory, non-binding basis, our executive compensation	FOR	21

3. To ratify our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026	FOR	38

2. Who Is Entitled to Vote?

Holders of record and beneficial owners of our shares of common stock as of the close of business on April 21, 2025, the record date, are entitled to notice of, and to vote at, the annual meeting. Shares of common stock can be voted only if the stockholder is present or is represented by proxy at the annual meeting. As of the record date, 447,300,514 shares of common stock were issued, outstanding and entitled to vote.

3. How Do I Vote?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares of common stock at the annual meeting:

•

Voting by Internet. You may vote your shares electronically at the annual meeting by following the instructions on the virtual annual meeting website at meetnow.global/MGWWKKP. Before the annual meeting you may vote your shares through the Internet by following the directions on the proxy card. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.

•

Voting by Telephone. You may vote your shares by telephone by following the directions on the proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.

•

Voting by Mail. If you received a printed copy of your proxy materials, you may vote by mail by completing the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted: (1) FOR ALL of the director nominees identified in this Proxy Statement; (2) FOR the approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers (“NEOs”); and (3) FOR the ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026.

•

Voting by Proxy. If you choose to vote by proxy, you may do so using the Internet, telephone or, if you received a printed copy of your proxy materials, mail. Even if you plan to attend the annual meeting virtually, we recommend that you submit your proxy card by mail or voting instructions via the Internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the annual meeting.

Beneficial Owners. If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker or other custodian) you may vote the shares electronically at the annual meeting only if you obtain a legal proxy from the broker or other custodian giving you the right to vote the shares. Please see the registration options set forth below under “Registering in Advance of the

2025 Proxy Statement | 1

Annual Meeting” and “Registering at the Annual Meeting” and follow the instructions to upload and submit your legal proxy. Alternatively, you may have your shares voted at the annual meeting by following the voting instructions provided to you by your broker or custodian. Although most brokers offer voting via the Internet, by telephone, and mail, availability and specific procedures will depend on their voting arrangements.

4. How Can I Vote Online at the Annual Meeting?

Stockholders of Record. If you are a stockholder of record, you may vote at the annual meeting by following the instructions on the notice, email or proxy card that you received to access the annual meeting.

Beneficial Owners. If you are a beneficial owner, please see the registration options set forth below under “Registering in Advance of the Annual Meeting” and “Registering at the Annual Meeting.”

5. How May You Revoke or Change Your Vote?

You may revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy via the Internet, over the telephone or by mail.

•	Sending a written notice to our Secretary. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the annual meeting to:

GameStop Corp.

625 Westport Parkway

Grapevine, Texas 76051

Attention: Secretary

•	Attending the annual meeting virtually and voting. Your attendance at the annual meeting will not in and of itself revoke your proxy.

6. How Can I Attend the Annual Meeting?

The annual meeting will be held virtually on Thursday, June 12, 2025 at 10:00 a.m., CDT. You are entitled to attend the annual meeting pursuant to the instructions below if you were a stockholder of record or a beneficial owner of our shares of common stock as of the record date. Participation in the meeting is limited due to the capacity of the host platform, and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at or before 9:30 a.m., CDT and the meeting will begin promptly at 10:00 a.m., CDT.

In order to ensure that your shares are represented at the meeting, we strongly encourage you to vote your shares by proxy prior to the annual meeting and further encourage you to submit your proxies electronically—by telephone or by Internet—by following the easy instructions on the enclosed proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy.

Stockholders of Record. You may attend the annual meeting by following the instructions on the virtual annual meeting website at meetnow.global/MGWWKKP.

Beneficial Owners. Beneficial owners that want to attend the annual meeting online have two options:

•

Registering in Advance of the Annual Meeting. You may attend the annual meeting online by registering in advance of the annual meeting. To register, submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your shares of common stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on June 10, 2025. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare at the following:

•	By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy to legalproxy@computershare.com

•	By mail: Computershare

GameStop Corp. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

2 | 2025 Proxy Statement

•	Registering at the Annual Meeting. Visit the virtual annual meeting website at meetnow.global/MGWWKKP for more information on the available options and registration instructions.

We expect that the vast majority of beneficial owners will be able to attend the annual meeting using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee that this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the annual meeting. Beneficial owners may choose the Registering in Advance of the Annual Meeting option above, if they prefer to use this traditional, paper-based option.

The online meeting will begin promptly at 10:00 a.m., CDT. We encourage you to access the meeting prior to the start time leaving ample time to check in.

7. Do I Need to Register to Attend the Annual Meeting Virtually?

Registration is only required if you are a beneficial owner, as set forth above.

8. What Constitutes a Quorum?

A quorum of common stockholders is required to hold a valid annual meeting of stockholders. Unless a quorum is present at the annual meeting, no action may be taken at the annual meeting, except the adjournment thereof to a later time. The holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting must be present or represented by proxy to constitute a quorum. All valid proxies returned will be included in the determination of whether a quorum is present at the annual meeting. The shares of a stockholder whose ballot on any or all proposals is marked as “abstain” will be treated as present for quorum purposes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those uninstructed shares, constituting “broker non-votes,” will be considered as present for determining a quorum, but will not be voted with respect to that matter.

9. What Is a Broker Non-Vote?

A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. For routine matters, the New York Stock Exchange (the “NYSE”) gives brokers the discretion to vote, even if they have not received voting instructions from the beneficial owners. Each broker has its own policies that control whether or not it casts votes for routine matters. In this Proxy Statement, the ratification of our independent registered public accounting firm is expected to be considered routine by the NYSE.

10.What Vote Is Required to Approve Each Proposal?

Voting Rights Generally. Each share of common stock is entitled to one vote on each matter to be voted on at the annual meeting. Stockholders have no cumulative voting rights. Although the advisory vote on Proposal 2 is non-binding, as provided by law, the Compensation Committee of the Board and the Board will review the results of the vote and, consistent with our record of stockholder engagement, will consider the results of the vote when making future compensation decisions.

Election of Directors. Our Bylaws provide that, in an uncontested election, a nominee for director is elected only if such nominee receives the affirmative vote of a majority of the total votes cast for such nominee. The majority voting standard does not apply in contested elections, and directors are elected by a plurality of the votes cast in a contested election.

The majority voting standard will apply to the election of directors at the annual meeting. Accordingly, a nominee for election to the Board will be elected if the number of votes cast “for” such nominee exceeds the number of votes cast “against” that nominee. Abstentions and broker non-votes will not be treated as votes cast in the election of a director and will therefore have no effect on the result of such vote.

Advisory Vote on Executive Compensation. Approval on an advisory, non-binding basis of the compensation of our NEOs requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting on this proposal. Abstentions (if any) will have the same effect as a vote “against” this proposal. Broker non-votes (if any) will have no effect on this proposal because they are not entitled to vote on this proposal. As an advisory vote, the proposal to approve the

2025 Proxy Statement | 3

compensation of our NEOs is not binding upon us. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, and the Board value the opinions expressed by our stockholders and will consider the results of the vote when making future compensation decisions.

Ratification of Appointment of Independent Registered Public Accounting Firm. Ratification of our Audit Committee’s appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for our fiscal year ending January 31, 2026 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting on this proposal. Abstentions (if any) will have the same effect as a vote “against” this proposal. The approval of this proposal is a routine matter on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal because they are not entitled to vote on this proposal. If the stockholders should not ratify the appointment of KPMG, the Audit Committee will reconsider the appointment.

11.Who Counts the Votes?

We have engaged Computershare, our transfer agent, to act as our independent tabulator to receive and tabulate votes and to act as our inspector of election. Computershare will certify the results and determine the existence of a quorum and the validity of proxies and ballots.

12.How can I contact GameStop’s transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, PO BOX 43006, Providence, RI, 02940-3006 (courier services should be sent to Computershare Investor Services, 150 Royall Street, Suite 101, Canton, MA 02021), by telephoning shareholder services at 1-800-522-6645 (toll free within the USA, US territories and Canada), or by visiting their Investor Center™ portal at www.computershare.com/investor.

13.Who Pays the Cost of Solicitation of Proxies?

We will pay for the cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our directors, officers and employees may solicit proxies or votes in person, by telephone, or by electronic communication. Such individuals will not receive any additional compensation for these solicitation activities. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

14.What Does it Mean if I Receive More Than One Proxy Card?

Some of your shares may be registered differently or held in more than one account. You should vote each of your accounts via the Internet, by telephone or mail. If you mail your proxy cards, please sign, date and return each proxy card to assure that all of your shares are voted.

15.How Do I Submit a Stockholder Proposal for Next Year’s Annual Meeting?

Stockholder proposals may be submitted for inclusion in the Proxy Statement for our 2026 annual meeting of stockholders in accordance with Rule 14a-8 of the Securities and Exchange Commission (“SEC”). See “Other Matters—Proposals Pursuant to Rule 14a-8” later in this Proxy Statement. In addition, eligible stockholders are entitled to nominate and include in our Proxy Statement for our 2026 annual meeting director nominees, subject to limitations and requirements in our Bylaws. See “Other Matters—Proxy Access Director Nominees” later in this Proxy Statement. Any stockholder who wishes to propose any business at the 2026 annual meeting other than for inclusion in our Proxy Statement pursuant to Rule 14a-8 or pursuant to the proxy access provisions in our Bylaws must provide timely notice and satisfy the other requirements for stockholders’ proposals in our Bylaws. See “Other Matters—Other Proposals and Nominees” later in this Proxy Statement. Proposals should be sent via registered, certified, or express mail to: Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051.

16.What is Included in the Proxy Materials?

We have furnished our Annual Report with this Proxy Statement. The Annual Report includes our audited financial statements for fiscal 2024, along with other financial information about us. Our Annual Report is not part of the proxy solicitation materials.

4 | 2025 Proxy Statement

You can obtain, free of charge, a copy of our Annual Report, which includes our audited financial statements, by:

•	accessing our website at http://investor.gamestop.com;

•	writing to our Secretary, at 625 Westport Parkway, Grapevine, Texas 76051; or

•	calling (817) 424-2000.

You can also obtain a copy of our Annual Report and other periodic filings that we make with the SEC from the SEC’s EDGAR database at www.sec.gov.

17.How Can I Access the Proxy Materials Electronically?

Your proxy card will contain instructions on how to:

•	view our proxy materials for the annual meeting on the Internet; and

•	instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available on our website at http://investor.gamestop.com.

18. How Are the Proxy Materials Being Distributed?

On or about April 30, 2025, we will begin mailing the proxy materials to stockholders of record as of April 21, 2025, and we will post our proxy materials at http://investor.gamestop.com. In addition, the website provides information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

19.Can Stockholders and Other Interested Parties Communicate Directly with The Board?

Yes. We invite stockholders and other interested parties to communicate directly and confidentially with the full Board, the Chair of the Board or the non-management directors as a group by writing to the Board, the Chair or the Non-Management Directors, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051, Attn: Secretary. The Secretary will forward such communications to the intended recipient or recipients and will retain copies for our corporate records.

20.Can I Participate and Ask Questions During the Virtual Annual Meeting?

Yes. Beginning at least 30 minutes prior to, and during the annual meeting, you will be able to access the Rules of Conduct applicable to the annual meeting. We will hold a Q&A session during the annual meeting, during which we intend to answer questions that are pertinent to the items being brought before the stockholder vote at the annual meeting, as time permits and in accordance with our Rules of Conduct for the annual meeting.

Stockholders of Record. If you are a stockholder of record, you may submit questions by accessing the meeting site at meetnow.global/MGWWKKP and following the directions.

Beneficial Owners. If you are a beneficial owner, please see the registration options set forth above under “6. How Can I Attend the Annual Meeting?” to submit questions.

21. What if I have technical or other “IT” problems logging into or participating in the virtual 2025 Annual Meeting?

We encourage you to access the meeting site in advance of the annual meeting start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support line number that will be posted on the virtual meeting site.

2025 Proxy Statement | 5

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nomination Process

The Board has nominated each of the five individuals identified below under “The Director Nominees” to stand for election at the annual meeting. Each of the nominees is currently a director of the Company. The Nominating and Corporate Governance Committee of the Board determined to not nominate Ms. Yang Xu for re-election in order to permit Ms. Xu to focus on her other business ventures. Such determination was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Ms. Xu for her dedicated service on the Board since 2021.

Each director elected at the annual meeting will hold office for a term expiring at the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. Each of the nominees identified in this Proxy Statement has consented to being named as a nominee in our proxy materials and has accepted the nomination and agreed to serve as a director if elected by the stockholders. We have no reason to believe that any of the nominees will be unable to serve as a director. However, should any nominee be unable to serve if elected, the Board may reduce the number of directors or recommend a substitute nominee. The shares represented by all valid proxies may be voted for the election of a substitute if one is nominated by the Board.

The Director Nominees

The following table sets forth the names and ages of the individuals nominated by the Board for election at the annual meeting, the years they first became a director, the positions, if any, they hold with the Company, and the standing committees of the Board, if any, on which they serve as of April 21, 2025:

Name	Age	Director Since	Position with the Company	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Ryan Cohen(1)	39	2021	President, Chief Executive Officer and Chairman

Alain (Alan) Attal	55	2021	Lead Independent Director	X	X(2)	X(2)

Lawrence (Larry) Cheng	49	2021	Director		X	X

James (Jim) Grube	54	2021	Director	X(2)	X

Nathaniel (Nat) Turner	39	2024	Director

(1)	Chair of the Board of Directors and Sole Employee-Director
(2)	Committee Chair

6 | 2025 Proxy Statement

Director Nominee Qualifications and Experience

Our business is managed under the direction of the Board, and we strive to maintain a board with a mix of skills and experiences that, taken together, provide us with the variety and depth of knowledge necessary for effective oversight, direction and vision. The following matrix presents qualifications and experiences the Board considered in recommending each director nominee for election:

Qualifications and Experience	Ryan Cohen	Alan Attal	Larry Cheng	Jim Grube	Nat Turner

Business experience in a senior leadership position provides the perspective and practical understanding of leading a business organization	●	●	●	●	●

Finance experience gained from experience as a chief executive officer, finance or accounting executive, or audit committee member is important because effective financial planning, accurate financial reporting and effective internal controls are critical to our success

	●	●	●	●	●

Marketing or brand management experience is valuable because of the strategic importance of consumer positioning and brand management in the specialty retail business	●	●			●

Retail experience provides an understanding of strategic and operational issues facing specialty retail companies	●	●	●	●	●

Ecommerce experience helps guide our strategic emphasis on online and mobile channels and building a superior customer experience	●	●	●	●	●

2025 Proxy Statement | 7

Biographies of Director Nominees

The biographies describe each director nominee’s qualifications and relevant experience. The biographies include key qualifications, skills and attributes most relevant to the decision to nominate candidates to serve on the Board.

RYAN COHEN - President, Chief Executive Officer and Chairman of the Board

Director Since: 2021	Age: 39

Other Public Company Directorships:	• None

GameStop Committees:	• None

Ryan Cohen has been a member of the Board since January 2021. He was elected Chairman of the Board in June 2021 and appointed Chief Executive Officer in September 2023. Mr. Cohen is also a sizable stockholder of the Company. Mr. Cohen previously founded and served as the Chief Executive Officer of Chewy, Inc. (NYSE: CHWY), where he oversaw the company’s growth and ascension to market leadership in the pet industry. Mr. Cohen led Chewy through its successful sale to PetSmart Inc. prior to stepping down in 2018.

Director Qualifications: In addition to his ownership perspective, Mr. Cohen brings to the Board his demonstrated leadership experience as a successful entrepreneur and investor and his extensive experience in retail, technology and consumer marketing verticals, having overseen merchandising, marketing, supply chain, ecommerce and business development.

ALAN ATTAL - Lead Independent Director

Director Since: 2021	Age: 55

Other Public Company Directorships:	• None

GameStop Committees:	• Audit Committee

• Compensation Committee, Chair

• Nominating and Corporate Governance Committee, Chair

Mr. Attal is an ecommerce executive and entrepreneur with more than two decades of experience building and managing businesses. From 2017 through 2018, Mr. Attal served as the Chief Marketing Officer of Chewy, Inc. (NYSE: CHWY) and oversaw an annual acquisition budget of more than $300 million, which was allocated to broadcast, direct mail and digital advertising and engagement initiatives. From 2011 through early 2017, he served as Chewy’s Chief Operating Officer and oversaw its expansion from three people to more than 10,000 employees and $3 billion in revenues.

Director Qualifications: Mr. Attal brings to the Board more than two decades of experience building and managing businesses, having served in senior management positions overseeing marketing and operations.

LARRY CHENG - Independent Director

Director Since: 2021	Age: 49

Other Public Company Directorships:	• Grove Collaborative Holdings, Inc.

GameStop Committees:	• Compensation Committee

• Nominating and Corporate Governance Committee

Larry Cheng is Co-Founder and Managing Partner of Volition Capital, LLC, a leading growth equity investment firm based in Boston, Massachusetts and the first investor in Chewy, Inc. (NYSE: CHWY). He has more than two decades of venture capital and growth equity investing experience based on time at Volition Capital, Fidelity Ventures, Battery Ventures, and Bessemer Venture Partners. He presently leads the Internet and Consumer team at Volition Capital, focusing on disruptive companies in ecommerce, internet services, consumer brands, and digital media and gaming. He received his bachelor’s degree from Harvard College where he concentrated in Psychology.

Director Qualifications: Mr. Cheng brings to the Board significant experience in capital allocation and deployment, finance, ecommerce, internet services, consumer brands, digital media and gaming.

8 | 2025 Proxy Statement

JIM GRUBE - Independent Director

Director Since: 2021	Age: 54

Other Public Company Directorships:	• None

GameStop Committees:	• Audit Committee, Chair

• Compensation Committee

Mr. Grube is a business and finance executive with more than two decades of corporate experience. He was most recently the Chief Financial Officer of Rad Power Bikes, a global e-bike mobility company. He previously served as the Chief Financial Officer of Vacasa (NASDAQ: VCSA) from 2019 through 2020, a North American vacation rental management company, and as Chief Financial Officer of Chewy, Inc (NYSE: CHWY) from 2015 through 2018. He was formerly Senior Vice President of Finance at Hilton (NYSE: HLT) from 2009 through 2015 and a Director of Finance at Amazon (NASDAQ: AMZN) from 2007 through 2009. He has a bachelor’s degree in Industrial Engineering from Purdue University and received his master’s degree from the Massachusetts Institute of Technology. Mr. Grube also serves as an independent board member and the Audit Committee Chair of UK-based Job&Talent, an independent board member of Miami-based Carewell, and a director and finance committee member of the Oregon-based non-profit Friends of the Columbia Gorge. In his chief financial officer and audit committee chair roles, Mr. Grube has overseen company cybersecurity readiness assessments, risk reviews, and control effectiveness.

Director Qualifications: Mr. Grube brings to the Board more than two decades of corporate experience, having served in senior management positions overseeing finance, accounting, treasury, tax, and procurement.

NAT TURNER - Director

Director Since: 2024	Age: 39

Other Public Company Directorships:	• None

GameStop Committees:	• None

Nathaniel Turner is a seasoned entrepreneur and business leader. Mr. Turner is currently the Chairman and Chief Executive Officer of Collectors Holdings, Inc., a holding company focused on the collectibles industry. Prior to joining Collectors Holdings, Inc., Mr. Turner co-founded, and was the Chief Executive Officer of, Flatiron Health, Inc., a technology company focused on the oncology industry. He also cofounded and led Invite Media, an advertising technology company. Mr. Turner is an active angel investor and has invested in many startups both personally and through Operator Partners LLC, a venture capital investment firm that invests in early-stage technology companies and founders. Mr. Turner earned a Bachelor of Science degree in economics from the Wharton School at the University of Pennsylvania.

Director Qualifications: Mr. Turner’s brings to the Board extensive leadership and entrepreneurial experience, having founded several companies, and significant experience in retail, internet services and ecommerce.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE BOARD’S FIVE NOMINEES. PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR ALL FIVE NOMINEES UNLESS A VOTE AGAINST A NOMINEE OR ABSTENTION IS SPECIFICALLY INDICATED.

The Board of Directors

Board Oversight of Strategy

The Board is deeply engaged and involved in overseeing our long-range strategy, including evaluating key market opportunities, consumer trends and competitive developments as well as capital allocation and deployment strategies. The Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at Board meetings and, as relevant, at Board committee meetings. Matters of strategy also inform committee-level discussions of many issues, including business risk and investment decisions. Engagement of the Board on these issues and other matters of strategic importance continues in between Board meetings, including through updates to the Board on significant items. Each director is expected to and does bring to bear his or her own talents, insights and experiences on these strategy discussions.

2025 Proxy Statement | 9

Meetings and Committees of the Board

The Board met five times during fiscal 2024. Each incumbent director who served on the Board at any time during fiscal 2024 attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees thereof on which they served (held during the period in fiscal 2024 that he or she served).

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board also has formed an Investment Committee consisting of the Company’s Chairman of the Board and Chief Executive Officer, Ryan Cohen, and two other members of the Board, to manage the Company’s portfolio of securities and investments. More information regarding the Investment Committee and our investment policy is included in our 2024 Annual Report on Form 10-K .

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility and reviews:

•	The adequacy and integrity of our financial statements, financial reporting process and disclosure controls and procedures and internal controls over financial reporting;

•	The appointment, termination, compensation, retention and oversight of the independent registered public accountants;

•	The scope of the audit performed by the independent registered public accounting firm of our books and records;

•	The internal audit function and plan;

•	Our compliance with legal and regulatory requirements; and

•	With management and the independent auditor, any related party transactions and approves such transactions, if any.

In addition, the Audit Committee has established procedures for the receipt, retention and treatment of confidential and anonymous complaints regarding our accounting, internal accounting controls and auditing matters. The Board has adopted a written charter setting out the functions of the Audit Committee (the “Audit Committee Charter”), a copy of which is available on our website at http://investor.gamestop.com/corporate-governance and is available in print to any stockholder who requests it in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. As required by the Audit Committee Charter, the Audit Committee will continue to review and reassess the adequacy of the Audit Committee Charter annually and recommend any changes to the Board for approval.

The current members of the Audit Committee are Jim Grube (Chair), Alan Attal and Yang Xu, each of whom is an “independent” director under the listing standards of the NYSE. The Board has determined that Mr. Grube has the requisite attributes of an “audit committee financial expert” as defined by regulations promulgated by the SEC and that such attributes were acquired through relevant education and/or experience. In addition to meeting the independence standards of the NYSE, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Audit Committee met four times during fiscal 2024.

Compensation Committee

The Compensation Committee is primarily responsible for:

•	Establishing and reviewing the compensation of the Chief Executive Officer and all other executive officers;

•	Establishing and approving the terms of employment for new executive officers and the terms associated with any executive officer’s termination;

•	Making recommendations to the Board with respect to incentive-compensation and equity-based plans, which are subject to Board approval;

•

Administering and exercising all authority granted to it under any incentive compensation plans covering primarily executive officers or involving the compensatory issuance of Company securities, whether currently existing or hereafter adopted by the Board; and

•	The annual report on executive compensation for inclusion in our annual Proxy Statement.

The Compensation Committee has the authority to engage executive compensation advisers, if desired, to assist the Compensation Committee in conducting its duties.

10 | 2025 Proxy Statement

The current members of the Compensation Committee are Alan Attal (Chair), Larry Cheng and Jim Grube, each of whom meets the independence standards of the NYSE and the SEC. The Board has adopted a written charter setting out the functions of the Compensation Committee, a copy of which is available on our website at http://investor.gamestop.com/corporate-governance and is available in print to any stockholder who requests it in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. The Compensation Committee met four times during fiscal 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is primarily responsible for:

•	Reviewing and recommending to the Board candidates for service on the Board and its committees, including the nomination of existing directors;

•

Establishing, maintaining and periodically assessing a process for the receipt and consideration of written recommendations for Board candidates in accordance with applicable rules of the NYSE and any other applicable laws, rules and regulations;

•	Periodically reviewing and making recommendations to the Board regarding the size and composition of the Board and its committees;

•	Annually reviewing the independence of the directors;

•	Overseeing our orientation process for newly elected directors and regularly assessing the adequacy of, and need for, additional director continuing education programs;

•	Overseeing the annual performance evaluation of the Board and its committees and management; and

•	Periodically reviewing and recommending changes to our Corporate Governance Guidelines.

The current members of the Nominating and Corporate Governance Committee are Alan Attal (Chair), Larry Cheng and Yang Xu, each of whom meets the independence standards of the NYSE. The Board has adopted a written charter setting out the functions of the Nominating and Corporate Governance Committee, a copy of which can be found on our website at http://investor.gamestop.com/corporate-governance and is available in print to any stockholder who requests it in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. The Nominating and Corporate Governance Committee met three times during fiscal 2024.

Minimum Qualifications

The Nominating and Corporate Governance Committee ensures that the Board possesses the right mix of skills and experiences to provide effective guidance and oversight to management as it executes our short- and long-term strategy. The Nominating and Corporate Governance Committee does not set specific minimum qualifications for directors, except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Instead, we seek nominees for director who possess business acumen, high integrity, an ownership mentality, and a deep, genuine interest in GameStop. The Board also believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors. We do not believe diversity, whether of gender, race/ethnicity or any other criteria, is a meaningful basis by which to identify and assess the qualifications of director nominees nor do we seek director nominees purely for the sake of diversity. The Board has established a director retirement age of 75, unless the Chair of the Board grants a waiver as permitted under the retirement policy. Currently, none of our directors is of retirement age.

Nominating Process

The Nominating and Corporate Governance Committee will consider recommendations for director candidates from a variety of sources (including incumbent directors, stockholders (in accordance with the procedures described below), our management and third-party search firms). When nominating an incumbent director for re-election at an annual meeting, the Nominating and Corporate Governance Committee considers the director’s performance on the Board and its committees and the director’s qualifications in light of the Nominating and Corporate Governance Committee’s assessment of the Board’s needs. The Nominating and Corporate Governance Committee has not adopted any criteria for evaluating a candidate for nomination to the Board that differ depending on whether the candidate is nominated by a stockholder, an incumbent director, our management, third-party search firm or other source.

2025 Proxy Statement | 11

Consideration of Stockholder-Nominated Directors

In addition to proposing a candidate for possible nomination by the Nominating and Corporate Governance Committee, any stockholder is entitled to directly nominate one or more candidates for election to the Board in accordance with our Bylaws. See “Other Matters—Other Proposals and Nominees” later in this Proxy Statement. Also, our Bylaws include a proxy access provision, which allows a stockholder, or a group of up to 25 stockholders, owning 3% or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to two individuals or 25% of the Board (whichever is greater), provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article III of the Bylaws. The complete text of our Bylaws, as amended, is available on our website at http://investor.gamestop.com/corporate-governance and is available in print to any stockholder who requests it in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. See “Other Matters—Proxy Access Director Nominees” elsewhere in this Proxy Statement.

Annual Board Evaluation Process

The Board recognizes that a constructive evaluation process is an essential part of good corporate governance and board effectiveness. The evaluation processes utilized by the Board are designed and implemented under the direction of the Nominating and Corporate Governance Committee and aim to assess Board and committee effectiveness as well as individual Director performance and contribution levels. The Nominating and Corporate Governance Committee and full Board consider the results of these evaluations in connection with their review of director nominees to ensure the Board continues to operate effectively.

Our directors regularly complete governance questionnaires and self-assessments. These questionnaires and assessments, and feedback from discussions between members of the Nominating and Corporate Governance Committee and individual directors, facilitate a candid assessment of: (i) the Board’s performance in areas such as business strategy, risk oversight, talent development and succession planning and corporate governance; (ii) the Board’s structure, composition and culture; and (iii) the mix of skills, qualifications and experiences of our directors.

Corporate Governance

Director Independence; Independence Determination

The Board has adopted the definition of independence in the listing standards of the NYSE. In its assessment of director independence, the Board considers all commercial, charitable and other relationships and transactions that any director or member of his or her immediate family may have with us, with any of our affiliates or with any of our consultants or advisers.

The Board has affirmatively determined that, during fiscal 2024, each of Alan Attal, Larry Cheng, Jim Grube, and Yang Xu and the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee were independent under the NYSE standards as well as under standards set forth in SEC regulations.

The Board has also affirmatively determined that, except for Ryan Cohen and Nat Turner, each of the director nominees is independent under the NYSE standards as well as under standards set forth in SEC regulations, and that the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed exclusively of independent directors under the foregoing standards. The Board determined that Mr. Cohen is not independent because of his current executive position. In November 2024, the Company entered into a collaboration with Collectors Holdings, Inc. (“Collectors”), through its Profession Sports Authenticator division (“PSA”). The Board determined that Mr. Turner is not independent due to his role as Chief Executive Officer and Chairman of Collectors. For a description of the collaboration, see “Certain Relationships and Related Transactions” below.

Our independent and non-management directors hold regularly scheduled executive sessions without management present.

Board Leadership Structure

In June 2023, the Board appointed Ryan Cohen as Executive Chairman of the Board and Alan Attal as Lead Independent Director. Subsequently, in September 2023, the Board appointed Mr. Cohen as the Company’s President, Chief Executive Officer and Chairman. Therefore, the Board’s leadership structure is currently composed of a combined President, Chief Executive Officer and Chair of the Board and a Lead Independent Director.

The Board believes that having a combined President, Chief Executive Officer and Chair of the Board enhances the Board’s oversight of our day-to-day operations and provides additional management expertise with respect to the complexities of our business units. The establishment and maintenance of the Lead Independent Director role is intended to provide an element of

12 | 2025 Proxy Statement

Board leadership that is separate and distinct from executive management, thereby facilitating robust, independent and objective contributions from the independent directors. The Lead Director’s principal responsibilities and duties include:

•	collaborating with the President, Chief Executive Officer and Chairman of the Board;

•	coordinating the endeavors of the independent directors;

•	presiding at meetings of the Board at which the President, Chief Executive Officer and Chairman of the Board is not present;

•	evaluating the performance of the Board and providing Board performance feedback to the President, Chief Executive Officer and Chairman of the Board;

•	evaluating the performance of the President, Chief Executive Officer and Chairman of the Board in consultation with the committees of the Board, as necessary;

•	coordinating the selection and retention of independent consultants and advisors to the Board, as necessary and appropriate;

•	discussing Board governance matters with major stockholders and other stakeholders, if requested; and

•	performing such other functions as our Bylaws of the Company provide or as the Board may specify from time to time.

In addition, all directors play an active role in overseeing our business both at the Board and committee level. This structure, together with our other corporate governance practices, provides independent oversight of management while ensuring clear strategic direction for us. The Board believes that at this time our stockholders are best served by this structure.

Majority Voting in the Election of Directors

Directors must be elected by a majority of the votes cast in elections for which the number of nominees for election does not exceed the number of directors to be elected. A plurality vote standard applies to contested elections where the number of nominees exceeds the number of directors to be elected. Our Bylaws provide that any incumbent director who does not receive a majority of the votes cast in an uncontested election is required to tender his or her resignation for consideration by our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee’s or the Board’s decision. In determining its recommendation to the Board, the Nominating and Corporate Governance Committee will consider all factors that it deems relevant. Following such determination, we will promptly publicly disclose the Board’s decision, including, if applicable, the reasons for rejecting the tendered resignation.

2025 Proxy Statement | 13

Codes of Ethics
We have adopted a Code of Ethics for Senior Financial and Executive Officers that is applicable to our Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, any Executive Vice President, and any Senior Vice President or Vice President employed in a finance or accounting role and any managing director or finance director of all our foreign subsidiaries. We have also adopted a Code of Standards, Ethics and Conduct applicable to all of our associates and non-employee
directors. The Code of Ethics for Senior Financial and Executive Officers and the Code of Standards, Ethics and Conduct are available on our website at
http://investor.gamestop.com/corporate-governance
and are available in print to any stockholder who requests them in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. In accordance with SEC rules, we intend to disclose any amendment (other than any technical, administrative or other non-substantive
amendment) to either of the above Codes, or any waiver of any provision thereof with respect to certain specified officers listed above, on our website at
http://investor.gamestop.com/corporate-governance
within four business days following such amendment or waiver.
Clawback Policy
To comply with SEC and NYSE rules, during fiscal 2023 we adopted a new clawback policy, a copy of which is filed with the SEC as an exhibit to our Annual Report, to provide for the recovery of any erroneously awarded incentive-based compensation, as defined under SEC and NYSE rules, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws. In the event that recovery is required, the Board will review and recover reasonably promptly all erroneously awarded incentive-based compensation awarded to or earned by our officers during the three-year period prior to the date we are required to prepare an accounting restatement. Recovery will be required on a “no fault” basis, without regard to whether any misconduct occurred and without regard to whether an executive officer was responsible for the erroneous financial statements. In addition, the clawback policy allows us to recover any incentive-based compensation received by an executive officer during certain periods to the extent the Board determines in its good faith judgment that any financial reporting measures or other operating metrics were achieved in whole or part as a result of fraud or other misconduct on the part of such executive officer, or fraud or other misconduct of other employees of the Company of which such executive officer had knowledge, whether or not such conduct results in a restatement of Company financial statements.
Equity Ownership Policy
The Board believes that it is important for each executive officer and non-employee
director to have a financial stake in the Company to help align the executive officer’s and non-employee
director’s interests with those of our stockholders. To that end, we have an equity ownership policy requiring that each executive officer and non-employee
director maintain ownership of common stock with a value of at least the following:

Executive Officer or Non-employee Director	Fiscal 2024 Stock Ownership Guidelines

Chief Executive Officer	5 times base salary

Named Executive Officer	3 times base salary

Non-employee Director	$275,000
New executive officers or
non-employee
directors are given a period of five (5) years to attain full compliance with these requirements. These requirements will be reduced by 50% for executive officers after the executive officer reaches the age of 62 in order to facilitate appropriate financial planning.
For purposes of these determinations, (i) stock ownership includes shares of common stock which are directly owned or owned by family members residing with the executive officer or non-employee
director, or by family trusts, as well as vested options and vested restricted stock, and unvested restricted stock or equivalents, unless they are subject to achievement of performance targets, and common stock or stock equivalents credited to such executive officer or non-employee
director under any deferred compensation plan, and (ii) common stock shall be valued per share using the
200-day
trailing average NYSE per share closing price. As of February 1, 2025, each of our executive officers and non-employee
directors was in compliance with our equity ownership policy (either because they owned adequate shares or are within the applicable grace period to obtain adequate shares).
Insider Trading Policy
The Company’s Insider Trading Policy, which was filed as an exhibit to our most recent Annual Report filed with the SEC on March 25, 2025 (the “Insider Trading Policy”), provides guidelines with respect to transactions in the Company’s securities and the handling of confidential information about the Company and the companies with which the Company does business. The purpose of the Insider Trading Policy is to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material

14 | 2025 Proxy Statement

nonpublic information to other persons who may trade on the basis of that information. The Insider Trading Policy applies to the Company’s executive officers, directors, and employees and other designated persons with access to the Company’s material nonpublic information, as well as to family members residing with them and any entities or family members whose transactions in the Company’s securities are directed by or subject to their influence and control.
Pledging Policy
On March 18, 2025, the Board adopted a pledging policy (the “Pledging Policy”). Under the Pledging Policy, executive officers and directors may pledge their Company securities (exclusive of options, warrants, restricted stock units or other rights to purchase Company securities) as collateral for a loan or an investment, provided that the maximum aggregate loan or investment amount collateralized by such pledged securities does not exceed fifty percent (50%) of the total value of the pledged securities (as measured at the time of the initial loan or investment). Providing these individuals flexibility in financial planning without having to rely on the sale of shares aligns their interests with those of our stockholders.

2025 Proxy Statement | 15

In order to safeguard the integrity and effectiveness of the Pledging Policy, the following restrictions apply:

•

Each pledge is a “transaction” for purposes of the Insider Trading Policy and is subject to the pre-clearance and other restrictions set out in the Insider Trading Policy. No pledge can be initiated at any time when the pledgor is aware of any material nonpublic information about the Company.

•

The pledgor must provide regular updates (at least quarterly) to the Company’s Compliance Officer (the “Compliance Officer”) regarding his or her pledged stock amount and loan amount. If necessary, the Compliance Officer will report to the Audit Committee any material change in the loan amount or pledged stock amount.

•	The Nominating and Corporate Governance Committee will assess the risks to the Company of any pledge arrangement at least annually and at any such other time as is requested by the Compliance Officer.

•	Subsequent declines in the value of the Company securities will not require the pledgor to provide additional collateral or reduce the amount of the loan or investment.

Anti-Hedging Policy

Given that the aim of ownership of common stock is to ensure that employees and directors have a direct personal financial stake in our performance, hedging transactions on the part of employees and directors could be contrary to that purpose. Therefore, we have adopted an anti-hedging policy which states that the implementation by an employee or director of hedging strategies or transactions using short sales, puts, calls or other types of financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds) based upon the value of our common stock and applied to equity securities granted to such employee or director, or held, directly or indirectly, by such employee or director, is strictly prohibited.

Corporate Governance Guidelines; Certifications

The Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines are available on our website at http://investor.gamestop.com/corporate-governance and are available in print to any stockholder who requests them in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051.

On an annual basis, our General Counsel submits to the NYSE the annual certification required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, we have filed with the SEC as exhibits to our Annual Report the certifications of our Chief Executive Officer and Principal Financial Officer required pursuant to Section 302 of the Sarbanes-Oxley Act relating to the quality of our public disclosure.

Communications Between Stockholders and Interested Parties and the Board

Stockholders and other interested persons seeking to communicate with the Board should submit any communications in writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. Any such communication must be accompanied by the following information: (i) if the person submitting the communication is a stockholder, state the number of shares beneficially owned by the stockholder making the communication, and (ii) if the person submitting the communication is not a stockholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company. Our Secretary will forward such communication to the full Board or to any individual director or directors (including the presiding director of the executive sessions of the non-management directors or the non-management directors as a group) to whom the communication is directed.

Attendance at Annual Meetings

All members of the Board are expected to attend the annual meeting and be available to address questions or concerns raised by stockholders. At our 2024 annual meeting of stockholders, all of our then incumbent directors who stood for re-election at the 2024 annual meeting attended the meeting virtually.

Succession Planning

The Board is responsible for succession planning and succession planning issues are discussed as a matter of course at regular Board meetings. In addition, the Nominating and Corporate Governance Committee periodically reviews succession plans for our senior executive officer positions, including the Chief Executive Officer.

16 | 2025 Proxy Statement

Risk Oversight

Responsibility for risk oversight resides with the full Board. Committees help the Board carry out this responsibility by focusing on key areas of risk inherent in the business. The Audit Committee oversees risk associated with financial and accounting matters, including compliance with legal and regulatory requirements, related-party transactions and our financial reporting and internal control systems. The Audit Committee also oversees our internal audit function and regularly meets separately with representatives of our internal audit team, the Principal Financial Officer, external auditors and other financial and executive management. The Compensation Committee oversees risks associated with compensation policies and the retention and development of executive talent, including the development of policies that do not encourage excessive risk-taking by our executives. These policies include various factors to help mitigate risk, including vesting periods, equity ownership policies, and clawback provisions. The Compensation Committee and management also regularly review our compensation policies to determine effectiveness and to assess the risk they present to us. Based on this review, we have concluded that our compensation policies and procedures are not reasonably likely to have a material adverse effect on us. In addition, at least annually, the Board conducts a formal business review including a risk assessment related to our existing business and new initiatives. Because overseeing risk is an ongoing process and inherent in strategic decisions, the Board also discusses risk throughout the year at other meetings in relation to specific topics or actions.

Director Compensation

Historically, each non-employee director (other than Mr. Cohen) elected at the annual meeting received a restricted stock unit (“RSU”) award with respect to a number of shares determined by dividing $200,000 by the average closing price of our common stock for the 30 trading days immediately preceding the annual meeting. Such RSUs vested upon the earlier of the next regularly scheduled annual meeting following the award date or the grantee’s death. One share of common stock was distributed in respect of each vested RSU within 60 days following the relevant vesting date or event. Under this structure, no cash compensation was paid to our non-employee directors.

Commencing with the 2024 annual meeting, the Board eliminated all compensation for non-employee directors. The Board believes that this new policy is consistent with the Company’s philosophy of creating an ownership mentality, encouraging investment by directors in the Company, and aligning the interests of our directors with our stockholders. Under the current policy, our directors are only compensated to the extent their own investment in the Company appreciates, uniquely situating our directors to drive stockholder value. The Board’s equity ownership policy described above remains in full force and effect.

Mr. Cohen declined to receive any compensation for his service as a director in fiscal 2024.

The following table provides information regarding compensation of our current non-employee directors for fiscal 2024.

Name	Fees Earned or Paid in Cash	Stock Awards	Total

Current Non-Employee Directors:

Alan Attal	$—	$—	$—

Jim Grube	—	—	—

Larry Cheng	—	—	—

Nat Turner(1)	—	—	—

Yang Xu	—	—	—

(1)	Mr. Turner was appointed to the Board on November 18, 2024.

We have reimbursed and will continue to reimburse our directors for reasonable expenses incurred in connection with their attendance at Board and committee meetings. Because the Board believes that it is important for each director to have a financial stake in the Company to help align the director’s interests with those of our stockholders, we require our directors to maintain a certain level of ownership of common stock. For a description of the equity ownership policy, see “Corporate Governance-Equity Ownership Policy” above.

Directors who are also executive officers (presently, Mr. Cohen) do not receive additional compensation for their services as directors, and none of the directors receive additional compensation for their services as committee chairpersons, Lead Independent Director or as our Chair of the Board. Please see the portions of this proxy statement regarding executive compensation for a description of Mr. Cohen’s compensation.

2025 Proxy Statement | 17

Executive Officers

The following table sets forth the names and ages of our current and former executive officers and the positions they hold or held, as applicable, during fiscal 2024:

Name	Age	Executive Since	Title

Ryan Cohen	39	9/27/2023	President, Chief Executive Officer and Chairman

Daniel (Dan) Moore(1)	42	8/11/2023	Principal Financial and Accounting Officer

Mark Robinson	47	6/7/2023	General Counsel and Secretary

Former Executive Officers:

Nir Patel(2)	43	5/31/2022	Former Chief Operating Officer

(1)

Effective as of August 11, 2023, Mr. Moore was named interim Principal Financial Officer and Principal Accounting Officer. On March 25, 2024, the Board promoted Mr. Moore to the role of Principal Financial Officer. Mr. Moore continued to serve in his role as the Principal Accounting Officer of the Company.

(2)	On April 4, 2024, Mr. Patel departed from service as our Chief Operating Officer.

Business Experience of Executive Officers

Ryan Cohen. For background information on Mr. Cohen, please see “Biographies of Director Nominees.”

Dan Moore. Mr. Moore serves as the Company’s Principal Financial Officer, a role he has had since March 2024, and as the Company’s Principal Accounting Officer, a role he has had since August 2023. Prior to being appointed Principal Financial and Accounting Officer, Mr. Moore served in the following roles since joining the Company in July 2021: interim Principal Financial Officer (August 2023 to March 2024); Vice President, Corporate Global Controller (September 2022 to August 2023); and Vice President, Global Tax (July 2021 to September 2022). Prior to joining the Company in 2021, Mr. Moore served as Vice President, Tax at Elevate Textiles and Director of International Tax at Roper Technologies. Overall, Mr. Moore has more than 19 years’ experience in finance, accounting and tax.

Mark Robinson. Mr. Robinson serves as our General Counsel and Secretary, a role he has had since January 2022. Since joining the Company in August 2015, Mr. Robinson has served in the following roles: General Manager (June 2023 to September 2023); Vice President, Assistant General Counsel (June 2020 to January 2022); and Senior Counsel (August 2015 to June 2020). In his current role, he oversees the legal and human resources functions of the Company. Prior to joining the Company in 2015, Mr. Robinson held positions as an attorney at law firms Norton Rose Fulbright and Jones Day, where he provided counsel on corporate and finance transactions.

18 | 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the number of shares of our common stock beneficially owned on April 21, 2025 by each director, each of the NEOs, each holder of 5% or more of our common stock and all of our directors and executive officers as a group (including shares of common stock that such person or holder has the right to acquire within 60 days of April 21, 2025). Except as otherwise noted, the individual director or executive officer (including the former executive officer who was a NEO) or his or her immediate family members had sole voting and investment power with respect to the identified securities. Except as otherwise noted, the address of each person listed below is c/o GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. The total number of shares of our common stock outstanding as of April 21, 2025 was 447,300,514.

Beneficial Owner	Shares of Common Stock Beneficially Owned

	Amount (1)		% of Outstanding

5% Stockholders:

The Vanguard Group	25,450,256	(2)	8.3%

100 Vanguard Blvd.

Malvern, PA 19355

BlackRock, Inc.	22,544,527	(3)	7.4%

50 Hudson Yards

New York, NY 10001

Directors and Executive Officers:

Ryan Cohen	37,347,842	(4)	8.4%

Dan Moore	29,777	(5)	*

Mark Robinson	37,663	(6)	*

Alan Attal	572,464	(7)	*

Larry Cheng	83,000	(8)	*

Jim Grube	23,864		*

Nat Turner	—

Yang Xu	19,860		*

Nir Patel	242,995	(9)	*

All Directors and Officers as a Group (8 persons)	38,357,465	(10)	*

*	Less than 1.0%.

(1)

Shares of common stock that an individual or group has a right to acquire within 60 days after April 21, 2025 pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the beneficial ownership of shares and percentage of such individual or group, but are not deemed to be outstanding for the purpose of computing the beneficial ownership of shares and percentage of any other person or group shown in the table.

(2)

Based on information included in its Amendment No. 14 to Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group has the sole power to dispose or direct the disposition with respect to 25,068,626 of these shares, the shared power to vote or direct to vote with respect to 93,857 of these shares, and the shared power to dispose or direct the disposition with respect to 381,630 of these shares.

(3)

Based on information included in its Amendment No. 18 to Schedule 13G filed with the SEC on January 26, 2024, BlackRock, Inc. has the sole power to vote or to direct the vote with respect to 21,875,886 of these shares and sole power to dispose or direct the disposition with respect to 22,544,527 of these shares.

(4)

Based on information included in Amendment No. 11 to Schedule 13D filed with the SEC on April 3, 2025, by Mr. Cohen. The 37,347,842 shares are owned directly by Mr. Cohen. As of April 3, 2025, 22,340,018 shares beneficially owned by Mr. Cohen have been deposited into a margin account with Charles Schwab & Co., Inc. in connection with a standard margin loan arrangement whereby margin credit may be extended to Mr. Cohen. Mr. Cohen generally retains voting and investment discretion over such shares prior to any foreclosure on such shares that could be triggered in the event Mr. Cohen fails to timely satisfy any minimum margin maintenance requirements with Charles Schwab & Co., Inc.

2025 Proxy Statement | 19

(5)	Includes 20,522 unvested restricted stock units.

(6)	Includes 5,266 unvested restricted stock units.

(7)

As of April 21, 2025, 572,464 shares beneficially owned by Mr. Attal have been deposited into a margin account with Charles Schwab & Co., Inc. in connection with a standard margin loan arrangement whereby margin credit may be extended to Mr. Attal. Mr. Attal generally retains voting and investment discretion over such shares prior to any foreclosure on such shares that could be triggered in the event Mr. Attal fails to timely satisfy any minimum margin maintenance requirements with Charles Schwab & Co., Inc.

(8)	83,000 of which are held indirectly via Cheng Capital LLC, of which Mr. Cheng is the sole member.

(9)

As of April 4, 2024, the date of his cessation of employment, Mr. Patel beneficially owned 856,348 unvested restricted stock units. Subsequently, the vesting of 94,648 of the restricted stock units was accelerated and the shares became fully vested. The remaining 761,700 unvested restricted stock units were forfeited because the applicable vesting criteria were not satisfied. We do not have information as to Mr. Patel’s current share ownership.

(10)	Of these shares, 25,788 are unvested restricted stock units.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Alan Attal (Chair), Larry Cheng and Jim Grube, none of whom has ever been an employee of the Company. No member of the Compensation Committee had a relationship requiring disclosure in this Proxy Statement under Items 404 or 407 of SEC Regulation S-K.

20 | 2025 Proxy Statement

PROPOSAL 2:	ADVISORY VOTE ON EXECUTIVE COMPENSATION

We believe that it is appropriate to solicit the views of our stockholders regarding the compensation of our NEOs. Accordingly, and in accordance with SEC rules implemented under Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from our stockholders on the compensation of our NEOs as described in this Proxy Statement. Although the advisory vote on Proposal 2 is non-binding, as provided by law, the Compensation Committee of the Board and the Board will review the results of the vote and, consistent with our record of stockholder engagement, will consider the results of the vote when making future compensation decisions.

As discussed more fully in the “Compensation Discussion and Analysis” in this Proxy Statement, the Compensation Committee believes the NEOs should be compensated commensurate with their success in maintaining a high level of performance necessary for the Company to produce ongoing and sustained value for our stockholders.

Following our 2023 annual meeting’s advisory vote on the frequency of the advisory vote on executive compensation, we conduct an advisory vote on executive compensation on an annual basis. This is an advisory vote and is not binding upon the Company, the Compensation Committee or the Board. Therefore, stockholders are not ultimately voting for the approval or disapproval of the Board’s recommendation on this proposal. The result of the vote will not impact any compensation that has already been paid or awarded to the executive officers.

Except for costs to the Company of providing Ryan Cohen, our President, Chief Executive Officer and Chairman, executive security services in accordance with the independently-assessed executive security program established by our Board, Mr. Cohen, has declined all forms of salary, benefits and other compensation from the Company. Therefore, Mr. Cohen primarily only benefits to the extent his existing investment in the Company appreciates and is therefore uniquely situated to drive stockholder value.

The compensation for our other executive officers is designed to ensure that such officers are also incentivized to drive long-term stockholder value. We accomplished this goal through a model that purposefully prioritizes equity incentives that are both time- and performance-based. We strongly encourage stockholders to read the “Compensation Discussion and Analysis,” the compensation tables and the accompanying narrative disclosures in this Proxy Statement which discuss in greater detail the compensation of our executive officers, the Company’s compensation philosophy and the factors that the Compensation Committee considered in making compensation decisions.

Accordingly, the Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table (“SCT”) and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE RESOLUTION ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

2025 Proxy Statement | 21

Compensation Discussion and Analysis

Compensation Philosophy

We believe it is mutually beneficial for the Company and our employees to instill an ownership mentality and have a significant majority of compensation in the form of equity. Accordingly, our compensation program is designed to drive ownership of our work, our capital and our relationship to the customer as we focus on profitability. Our executive compensation program is administered by the Compensation Committee. The program is based upon the following guiding principles:

•

The primary compensation opportunities we offer should align the long-term interests of our employees with those of our stockholders, encourage long-term strategic thinking, and motivate and reward executives for achieving go-forward business strategies and maximizing stockholder value. Therefore, a substantial portion of management’s compensation will be in the form of long-term equity compensation.

•

To retain and motivate talent, in limited circumstances, we offer short-term equity incentive compensation. These short-term equity incentives focus on aligning employees’ compensation with annual, objective financial goals. Accordingly, management may be entitled to short-term equity compensation if specified annual, objective financial goals are achieved by the Company.

The Compensation Committee believes our compensation model is reflective of these guiding principles. The vast majority of our executive compensation program, which is mainly comprised of long-term equity incentives, is tied to our stock price, directly aligning the interests of our executives with those of our stockholders. To the extent the Company succeeds in achieving our business strategy, our executives will be rewarded through stock price appreciation; however, failure to achieve our strategy and deliver sustainable stockholder value creation will lead to an erosion of realized pay to our executives. In limited circumstances, we also use short-term equity incentives based on the achievement of objective financial goals. This fundamental commitment to pay for performance underscores our compensation decision-making.

As mentioned above, in accordance with the independently-assessed executive security program established by our Board, the Company provides Mr. Cohen, our President, Chief Executive Officer and Chairman, with executive security services. We believe these services and costs are reasonable, appropriate, necessary and in the best interests of the Company and its stockholders, as they enable Mr. Cohen to carry out his responsibilities and, therefore, mitigate risks to our business. While we do not consider these security services to be a personal benefit for, or compensation paid to, Mr. Cohen because they arise from, and are necessary for the carrying out of, his employment responsibilities, the aggregate incremental costs to the Company of providing these services for fiscal year 2024 is set forth in the “All Other Compensation” column in the SCT below.

Mr. Cohen has declined all other forms of salary, benefits and other compensation. Mr. Cohen therefore primarily only benefits to the extent his existing investment in the stock of the Company appreciates, which directly aligns his interest with that of our stockholders.

The key elements of our compensation program for NEOs (excluding Mr. Cohen) are: base salary, new hire bonuses and equity incentives, as described below.

•

Base Salary. The base salaries of our NEOs are purposely designed to provide a modest level of cash compensation that is significantly less than those paid to senior leadership at similarly positioned companies, and significantly less than base salaries historically paid to our former executive officers.

•

New Hire Bonuses. NEOs receive a cash bonus typically paid during their first two years of employment to maintain targeted compensation near-term while their equity vesting schedule ramps up over time.

•

Long-Term Equity Incentives. The primary component of a NEO’s total compensation is equity compensation issued in the form of time-vested restricted stock units. Accordingly, NEOs receive sizable stock-based awards at the time of hire and are also eligible for stock-based awards on a periodic basis. Because our compensation program is designed to reward long-term performance and operate over a period of years, NEOs typically receive stock-based awards that vest over a number of years. Annual total compensation as reported in the SCT below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years. As a result, our NEO’s total compensation as reported will be higher in years in which they receive a grant compared to years in which they do not receive a grant. While the long-term equity incentives do not vest based on performance targets, due to the structure of our compensation plan, executive interests are directly linked with long-term stockholder performance.

•

Short-Term Equity Incentives. To retain and motivate management to drive performance over annual periods, in limited circumstances, the Company offers short-term equity incentive compensation based on the achievement of objective

22 | 2025 Proxy Statement

financial goals. These annual, objective financial goals are selected in order to motivate our executives to focus on achievement of our key short-term financial criteria, specifically emphasizing profitability.

•

Limited Perquisites. We believe that our executives should be compensated primarily through equity incentives and base salary. Other than Mr. Cohen’s executive security, we have not established, nor do we have any intention of establishing, any perquisites.

•	Limited Severance Benefits. All of our NEOs are employed on an at-will basis. We no longer offer employment agreements and provide severance benefits only in very limited circumstances.

The Compensation Committee oversees risks associated with our compensation policies and the retention and development of executive talent, including the development of policies that do not encourage excessive risk-taking by our executives. These policies include various factors to help mitigate risk, including vesting periods, investment policies, equity ownership policies and clawback provisions. The Compensation Committee and management also regularly review our compensation policies to determine effectiveness and to assess the risk they present to the Company. Based on this review, we have concluded that our compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Changes in Senior Management

On March 25, 2024, the Board promoted Mr. Moore, who had previously been interim Principal Financial Officer, to the role of Principal Financial Officer. Mr. Moore continues to serve in his role as the Principal Accounting Officer of the Company.

On April 4, 2024, Mr. Patel departed from service as our Chief Operating Officer.

Named Executive Officers

This Compensation Discussion and Analysis covers the fiscal 2024 compensation for the following NEOs, as determined under SEC rules (titles below reflect executives’ current roles):

Name	Title

Current Executive Officers:

Ryan Cohen	President, Chief Executive Officer and Chairman

Dan Moore	Principal Financial and Accounting Officer

Mark Robinson	General Counsel and Secretary

Former Executive Officers:

Nir Patel	Former Chief Operating Officer

Response to Advisory Vote on Executive Compensation

A substantial portion of our stockholders (98.6% of votes cast) approved the fiscal 2023 compensation for our NEOs at the 2024 annual meeting of stockholders. We interpreted these results as a validation of our executive compensation program. We believe our current approach ensures that the long-term interests of our employees are aligned with those of our stockholders. The Compensation Committee will continue to consider alternatives based on feedback from its stockholders and revise the executive compensation program as it deems appropriate.

Compensation Determination Process

The Compensation Committee is responsible for developing the compensation levels for our NEOs. In determining the compensation levels for new NEOs, the Compensation Committee considered a variety of factors, including the NEOs’ level of responsibility and expected contributions to our future success. The Compensation Committee may also periodically modify the compensation levels or grant additional equity to existing NEOs and other employees based on the factors set out above as well as past contributions to our performance.

Key Elements of Compensation

Our policies with respect to each of the key elements of NEO compensation are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and reviews the full compensation package we provide to our executive officers. See below for details on our 2024 compensation program. Except for

2025 Proxy Statement | 23

the base salary table immediately below, the below tables are indicative of applicable amounts from the anniversary of the NEO’s hire date occurring in the first year noted to the anniversary of such hire date in each subsequent year noted.

Base Salaries

As described above, our compensation program is designed so that the base salaries for our NEOs is a relatively small component of target total compensation (with the primary component of compensation being long-term equity incentives). Mr. Cohen has declined a base salary.

Name	Annual Fiscal 2024 Base Salary

Ryan Cohen	$—

Dan Moore(1)	$200,000

Mark Robinson	$200,000

(1)	Effective as of April 4, 2024, Mr. Moore’s annual base salary was increased to $200,000 in connection with his promotion to Principal Financial and Accounting Officer.

New Hire Bonuses

Following their hire date or promotion date, as applicable, NEOs receive a one-time cash bonus that pays out over time and is intended to maintain targeted total compensation near-term while their equity vesting schedule ramps up over time. These bonuses are paid in bi-weekly installments beginning on the hire date or adoption date of the new compensation structure and typically decrease over time. While most new hire bonuses span the first two years from hire or adoption of the compensation program, they can bridge into subsequent years to address various pay factors as outlined in the Compensation Determination Process section.

In connection with his promotion to Principal Financial and Accounting Officer, on April 4, 2024, Mr. Moore’s total targeted compensation was increased and, on July 1, 2024, Mr. Moore was granted a restricted stock unit award, as described below. In order to maintain Mr. Moore’s target total compensation near-term while his new equity vesting schedule ramped up over time, Mr. Moore was awarded a cash bonus of $28,877, which was similar in form to a “new-hire” bonus. This bonus is reflected below in the 2023-2024 period.

Mr. Cohen has declined all forms of cash bonuses.

New hire bonuses offered to the NEOs are below:

Bonus
Name	Hire Date	2023-2024	2024-2025	2025-2026	2026-2027

Ryan Cohen	9/27/2023	$—	$—	$—	$—

Dan Moore (1)	7/12/2021	$28,877	$—	$—	$—

Mark Robinson	8/17/2015	$—	$—	$—	$—

(1)	Paid in equal bi-weekly installments over six pay periods, beginning with the first pay period ending after April 11, 2024.

Separately, Mr. Moore also received a $25,000 spot bonus in fiscal 2023 in recognition of his service and contributions to the Company.

Long-Term Equity Incentives

In fiscal 2024, we granted time-vested restricted stock units to both Mr. Robinson and Mr. Moore. Mr. Moore received grants in connection with his promotion to Principal Financial and Accounting Officer and in recognition of his contributions to the Company. Mr. Robinson received a grant in recognition of his contributions to the Company. The service requirements otherwise applicable to these awards may be waived in certain scenarios; see “Offer Letters and Severance/Change in Control Benefits” elsewhere in this Proxy Statement.

24 | 2025 Proxy Statement

Mr. Cohen has declined all forms of long-term equity compensation.

	Hire Date	Target Value at Vesting (1)
Name		2023-2024	2024-2025	2025-2026	2026-2027

Ryan Cohen	9/27/2023	$—	$—	$—	$—

Dan Moore	7/12/2021	$433,333	$653,333	$186,667	$180,000

Mark Robinson	8/17/2015	$1,504,662	$1,571,619	$—	$—

(1)

The target value at vesting is indicative of the applicable NEOs long-term equity compensation from the anniversary of such NEO’s hire date occurring in the first year noted to the anniversary of such hire date in each subsequent year noted.

Short-Term Equity Incentives

On September 5, 2024, the Compensation Committee approved performance awards pursuant to the GameStop Corp. 2022 Incentive Plan (the “2022 Plan”) for Mr. Robinson and Mr. Moore for fiscal years 2024 and 2025 (“STI”). Such performance awards (i) will consist of restricted stock, (ii) have intended grant values equal to $500,000 for each fiscal year, (iii) are subject to vesting based on the achievement of $50 million in operating profit (excluding royalties) for the Company’s United States geographic segment for each such fiscal year and each officer’s continued employment, and (iv) will be granted, to the extent such performance criteria is satisfied for the applicable fiscal year, on April 1 of the following year, and will vest in equal quarterly parts on the grant date and the following July 1, October 1 and January 1. The performance criteria was not achieved for fiscal year 2024 and, therefore, no portion of the STI awards were paid on April 1, 2025.

Mr. Cohen has declined all forms of short-term equity compensation.

Target Total Compensation Summary

In summary of the compensation elements detailed above, target total compensation for NEOs under our compensation program for the next four years is described in the table below. We analyze target compensation for each NEO on an annual basis from hire date.

Name	Hire Date	Total Target Compensation (1) (with Target Equity Values Allocated by Year based on Vesting)
		2023-2024	2024-2025	2025-2026	2026-2027

Ryan Cohen	9/27/2023	$—	$—	$—	$—

Dan Moore	7/12/2021	$647,110	$1,103,333	$886,667	$630,000

Mark Robinson	8/17/2015	$1,704,662	$2,021,619	$700,000	$450,000

(1)

The target value at vesting is indicative of the applicable NEOs long-term equity compensation from the anniversary of such NEO’s hire date occurring in the first year noted to the anniversary of such hire date in each subsequent year noted.

As described above, the Compensation Committee considers the following when determining total compensation for NEOs (other than Mr. Cohen):

•

Reward Executives Who Believe in the Company to Achieve Go-Forward Business Strategy: By awarding one-time, new hire RSU grants, our executive team has the potential for significant rewards through this program, but only to the extent the team executes on our long-range business and strategic objectives that result in share price appreciation. Any decrease in stock price will erode the realizable value that could be earned by our executives upon vesting. The structure of this Long-Term Incentive program ensures that we attract and retain executives who are willing to tie the vast majority of their compensation to stockholder value creation, given their belief in our long-term business strategy.

•

Retain and Motivate Executives Who Believe in the Company: Periodically providing our executive team with short-term equity incentives encourages achievement of specific one-year financial and management goals. These short-term equity incentives also align executives’ compensation with the Company’s financial performance and strategic initiatives.

As mentioned above, except for the incremental costs to the Company of providing Mr. Cohen executive security services in accordance with the independently-assessed executive security program established by our Board, Mr. Cohen has declined all forms of salary, benefits and other compensation from the Company for serving as President, Chief Executive Officer and Chairman. Mr. Cohen therefore primarily only benefits to the extent his existing investment in the stock of the Company appreciates, which directly aligns his interest with that of our stockholders.

2025 Proxy Statement | 25

Offer Letters and Severance/Change in Control Benefits

We have issued offer letters or continuing employment letters to the NEOs (other than Mr. Cohen) detailing the terms of each NEO’s employment (the “Offer Letters”). The employment of all of our NEOs is “at will” and may be terminated by the Company or the executive at any time, and each executive is restricted from competing with us for a period of time after termination of employment regardless of the reason for the termination.

Under the terms of the Offer Letters, each executive is entitled to all benefits afforded to management personnel or as determined by the Board, including, but not limited to, insurance programs, vacation, sick leave and 401(k) benefits.

Mr. Robinson’s Offer Letter also provides that, upon his termination of employment without cause, Mr. Robinson, subject to an effective release, would receive (A) six months of base pay, (B) an amount equal to six months of COBRA premiums for him and his dependents, (C) any transformation bonus installments that had not yet been paid, (D) the portion of any equity award that was scheduled to be paid during the six-month period following termination, and (E) any long-term incentive cash that was otherwise scheduled to vest during the six-month period following termination.

The Offer Letter of Mr. Patel provided that upon his termination of employment without cause, Mr. Patel, subject to an effective release, would receive (A) six months of base pay, (B) an amount equal to six months of COBRA premiums for the executive and his dependents, (C) any new hire bonus installments which have not already been paid, and (D) the portion of the executive’s equity awards that would otherwise vest during the six months immediately following their termination. On April 4, 2024, the Company and Mr. Patel entered into a Separation Agreement and Mutual Release of Claims, which was filed with the SEC on April 4, 2024 (the “Separation Agreement”). The Separation Agreement provided for Mr. Patel’s departure from the Company as the Company’s Chief Operating Officer, effective April 4, 2024. The Separation Agreement contains a customary general release of claims by Mr. Patel and the Company and provides for the following: (A) a lump sum payment to Mr. Patel consisting of (i) ten weeks of base salary, (ii) an amount equal to the applicable premiums for COBRA continuation coverage for two months, and (iii) thirty percent of the remaining unearned portion of Mr. Patel’s sign-on bonus, and (B) acceleration of vesting of thirty percent of the portion of Mr. Patel’s equity awards that were otherwise scheduled to vest in the ordinary course during the six-month period immediately following his separation date.

The triggering events which would result in the payment of the severance amounts described above were selected because they provide the applicable employees with a guaranteed level of financial protection upon loss of employment and are considered competitive with severance provisions being offered currently in the market. The estimated payments upon a hypothetical termination for each of the NEOs as of the end of fiscal 2024 are detailed in “Offer Letters and Potential Payments upon Termination or Change in Control” below. In addition, the actual payments made to Mr. Patel are shown below under the heading “Actual Executive Separations.”

Other Compensation Considerations

Clawback of Awards

We have adopted a formal clawback policy to recover past compensation awards from executive officers in the event of fraud or a restatement. For a description of the clawback policy, see “Corporate Governance—Clawback Policy” above.

Stock Ownership

We have adopted a stock ownership policy which requires our NEOs and non-employee directors to be stockholders. The Compensation Committee believes that ownership of stock of the Company that is material to the income of the individuals involved provides an appropriate incentive to such officers and non-employee directors and aligns their interests with the interests of our stockholders. For a description of the stock ownership policy, see “Corporate Governance—Equity Ownership Policy” above.

Insider Trading Policy

The Company’s Insider Trading Policy promotes compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information. For a description of the Company’s Insider Trading Policy, see “Corporate Governance—Equity Ownership Policy” above.

Pledging Policy

The Company adopted a pledging policy to provide its directors and executive officers flexibility in financial planning without having to sell their shares of the Company, aligning their interests with those of our stockholders. For a description of the pledging policy, see “Corporate Governance—Equity Ownership Policy” above.

26 | 2025 Proxy Statement

Anti-Hedging

We have adopted a formal anti-hedging policy prohibiting our employees and non-employee directors from entering into any form of hedging strategies or transactions using short sales, puts, calls or other types of financial instruments to protect against a loss in value of our common stock. For a description of the anti-hedging policy, see “Corporate Governance—Anti-Hedging Policy” above.

Retirement Benefits

Each of our executive officers is entitled to participate in our defined contribution 401(k) plan on the same basis as all other eligible employees. Historically, we matched the contributions of participants, subject to certain criteria. Effective January 1, 2024, the Company suspended employer matching contributions for all employees. Under the terms of the 2024 401(k) plan, as prescribed by the IRS, the contribution of any participating employee is limited to a maximum percentage of annual pay or a maximum dollar amount ($23,000 pre-tax and $7,500 catch-up for 2024). Our executive officers are subject to these limitations and therefore we do not consider our retirement benefits to be a material portion of the compensation program for our executive officers.

Life Insurance

Historically, all of our active NEOs participated in our standard salaried employee group term life insurance program, but have their death benefits under that program increased to three times the employee’s base salary, up to a maximum death benefit of $1,500,000. The Company’s paid life-insurance program was discontinued on January 1, 2024.

Benefits and Perquisites

We maintain traditional health and welfare benefit plans, which are generally offered to all employees (subject to basic plan eligibility requirements) and are consistent with the types of benefits offered by other similar corporations. We believe in a consistent benefit experience for all employees across the organization, regardless of level. As a result, we have eliminated and no longer offer certain executive-level perquisites sometimes offered by similar corporations, including disability insurance commensurate with executive salaries, third-party financial planning services, reimbursement of certain otherwise uninsured medical expenses and annual physical examinations. As discussed above, the Company does provide Mr. Cohen with executive security services.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with members of our management. Based on such review and discussions and relying thereon, we have recommended to the Board that the Compensation Discussion and Analysis set forth above be included in our 2024 Annual Report on Form 10-K and in this Proxy Statement.

Compensation Committee

Alan Attal, Chair

Larry Cheng

Jim Grube

2025 Proxy Statement | 27

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the compensation earned by our NEOs during the fiscal years indicated. The titles shown in the following table reflect the executives’ current roles.

Name	Year(1)	Salary(2)	Bonus(3)	Stock Awards(4)	Non-Equity Incentive Plan Compensation	All Other Compensation(5)	Total

Current Executive Officers:

Ryan Cohen	2024	$—	$—	$—	$—	$268,553	$268,553

Chief Executive Officer	2023	$—	$—	$—	$—	$—	$—
Dan Moore	2024	$192,615	$28,877	$607,723	$—	$—	$829,215
Principal Financial and Accounting Officer	2023	$166,154	$105,000	$166,219	$—	$6,557	$443,930

Mark Robinson	2024	$200,000	$—	$274,151	$—	$—	$474,151

General Counsel and Secretary	2023	$193,846	$76,154	$225,990	$60,000	$7,657	$563,647

Former Executive Officers:

Nir Patel	2024	$37,692	$320,385	$—	$—	$102,647	$460,724
	2023	$207,692	$1,765,385	$—	$—	$—	$1,973,077
	2022	$130,769	$1,111,539	$34,772,060	$—	$247	$36,014,615

(1)

Mr. Patel was appointed to his role with the Company during fiscal 2022 and was not previously employed by us; as such, the SCT does not include disclosure for years preceding fiscal 2022 for Mr. Patel. Messrs. Cohen, Robinson and Moore became NEOs during fiscal 2023. Therefore, their respective compensation is not disclosed for years prior to fiscal 2023.

(2)

Mr. Robinson’s salary increased from $170,000 to $200,000 on June 7, 2023 in connection with his appointment as General Manager. Effective as of April 4, 2024, Mr. Moore’s salary increased from $170,000 to $200,000 in connection with his promotion to Principal Financial and Accounting Officer.

(3)

The bonus amount in 2023 for Mr. Moore includes $80,000 in new hire bonuses, with the remaining bonus attributed to a $25,000 spot bonus in recognition of his service and contributions to the Company. The bonus amount in 2024 for Mr. Moore was issued in connection with Mr. Moore’s promotion to Principal Financial Officer and was issued in order to maintain Mr. Moore’s target total compensation near-term while his new equity vesting schedule ramped up over time. The bonus amount in 2023 for Mr. Robinson was composed of a $76,154 bonus attributed to his adoption of the new compensation program beginning in July 2021. Bonus amounts for Mr. Patel are composed of new hire bonuses as detailed in his offer letter.

(4)	Reflects the grant date fair value for the designated fiscal years for the restricted stock awards in accordance with ASC 718 based on the common stock price on the date of grant.

(5)

The amount reported in the “All Other Compensation” column in fiscal 2024 for Mr. Cohen represents the incremental costs to the Company of providing Mr. Cohen security services in accordance with the independently-assessed executive security program established by our Board. The amount reported in the “All Other Compensation” column in fiscal 2024 for Mr. Patel represents cash severance payments. The severance payments, which were made in connection with Mr. Patel’s offer letter, are detailed in the “Offer Letters and Severance/Change in Control Benefits” section.

28 | 2025 Proxy Statement

Grants of Plan-Based Awards in Fiscal 2024

The following table shows all grants of plan-based awards, which consisted of grants of time-vested restricted stock units made in fiscal 2024.

Name	Grant Date	Equity Incentive Plan Awards: Number of Shares of Stock or Units(1)	Grant Date Fair Value of Stock Awards(2)

Current Executive Officers:

Ryan Cohen(3)	—	—	$—

Dan Moore(4)	7/1/2024	21,152	$493,476

Dan Moore(5)	7/1/2024	4,897	$114,247

Mark Robinson(6)	7/1/2024	11,751	$274,151

Former Executive Officers:

Nir Patel(3)	—	—	$—

(1)

Equity Incentive Plan Awards consist of restricted stock units. For additional information on these grants, refer to the discussion under “Long-Term Equity Incentives” in the Compensation Discussion and Analysis above.

(2)	The grant date fair value of each equity award was computed in accordance with ASC 718 based on the closing price of common stock on the grant date.

(3)	No awards were granted to Mr. Cohen or Mr. Patel in fiscal 2024.

(4)

This award was granted to Mr. Moore in connection with his promotion to Principal Financial and Accounting Officer and vests in 12 equal tranches every 3 months until fully vested three years from the grant date.

(5)	This award was granted to Mr. Moore in recognition of his service and contributions to the Company and vests in 4 equal tranches every 3 months until fully vested one year from the grant date.

(6)	This award was granted to Mr. Robinson in recognition of his service and contributions to the Company and vests in 4 equal tranches every 3 months until fully vested one year from the grant date.

2025 Proxy Statement | 29

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table provides information for the NEOs regarding outstanding equity awards held as of February 1, 2025. In accordance with SEC rules, the year-end values in the table for the market value of shares that have not vested have been calculated based on the $26.90 per share closing price of common stock on January 31, 2025 (the last trading date of the fiscal year).

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Current Executive Officers:

Ryan Cohen	—	—	$—	—	$—

Dan Moore (2)	10/1/2021	6,388	$171,837	—	$—

Dan Moore (3)	10/1/2022	470	$12,643	—	$—

Dan Moore (4)	7/1/2024	17,628	$474,193	—	$—

Dan Moore (5)	7/1/2024	2,449	$65,878	—	$—

Mark Robinson (2)	7/1/2021	2,328	$62,623	—	$—

Mark Robinson (6)	7/1/2022	16,232	$436,641	—	$—

Mark Robinson (4)	7/1/2024	5,876	$158,064	—	$—

Former Executive Officers:

Nir Patel		—	$—	—	$—

(1)	Represents unvested restricted stock units outstanding as of February 1, 2025.

(2)

Mr. Moore’s October 1, 2021 award and Mr. Robinson’s July 1, 2021 award vest in 6 tranches over four years—5% after the first 12 months, 15% after 24 months, and 20% every subsequent six months until fully vested four years from the grant date.

(3)	Mr. Moore’s October 1, 2022 award vests in 6 equal tranches every 6 months until fully vested three years from the grant date.

(4)	Mr. Moore and Mr. Robinson’s July 1, 2024 awards each vest in 4 equal tranches every 3 months until fully vested one year from the grant date.

(5)	Mr. Moore’s July 1, 2024 award vests in 12 equal tranches every 3 months until fully vested three years from the grant date.

(6)

Mr. Robinson’s July 1, 2022 award vests in 6 tranches over 3 years—16% after the first 3 months, 16% after 9 months, and 17% every subsequent 6 months until fully vested three years from the grant date.

30 | 2025 Proxy Statement

Stock Vested and Option Exercises

The following table provides information for the executive officers named in the SCT regarding shares acquired upon vesting of stock awards during fiscal 2024 by those executive officers. There are no outstanding options in fiscal 2024.

Name	Stock Awards

	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)

Current Executive Officers:

Ryan Cohen	—	$—

Dan Moore	17,806	$370,676

Mark Robinson	53,027	$1,083,931

Former Executive Officers:

Nir Patel (2)	94,648	$975,821

(1)

The value realized on vesting was our closing stock price on the vesting date multiplied by the number of shares vested. All amounts are shown prior to the surrender of shares to cover withholding taxes in connection with the vesting of the shares.

(2)	These shares were acquired as the result of acceleration pursuant to the Separation Agreement detailed in the “Offer Letters and Potential Payments upon Termination or Change in Control” section.

2025 Proxy Statement | 31

Offer Letters and Potential Payments upon Termination or Change in Control

We have issued offer letters or continuing employment letters to our NEOs (other than Mr. Cohen) detailing the terms of each NEO’s employment. See “Offer Letters and Severance/Change in Control Benefits” above for a description of the terms of these offer letters. Hypothetical estimates of the amounts that would be owed to the NEOs upon termination of their employment or upon a change in control are presented in the table directly below. In accordance with rules of the SEC, the hypothetical estimates have been computed on the assumption that the termination or change of control occurred on February 1, 2025, the last day of our most recently completed fiscal year.

The employment of Mr. Patel terminated prior to February 1, 2025 and we have therefore excluded him from the table below. We have described below under the heading “Actual Executive Separations” the actual amounts received by Mr. Patel upon cessation of his employment.

Name	Benefit	Termination Without Cause	Termination Without Cause Upon Change In Control	Termination Upon Death	Termination Upon Disability

Current Executive Officers:
Ryan Cohen	Salary Severance Element	$—	$—	$—	$—
	Bonus Severance Element	—	—	—	—
	Medical Benefits	—	—	—	—
	Accelerated Restricted Stock	—	—	—	—

	Total	$—	$—	$—	$—

Dan Moore	Salary Severance Element	$—	$—	$—	$—
	Bonus Severance Element	—	—	—	—
	Medical Benefits	—	—	—	—
	Accelerated Restricted Stock	—	—	—	—

	Total	$—	$—	$—	$—

Mark Robinson	Salary Severance Element(1)	$100,000	$100,000	$—	$—
	Bonus Severance Element(2)	—	—	—	—
	Medical Benefits(3)	10,490	10,490	—	—
	Accelerated Restricted Stock(4)(5)	657,328	657,328	—	—

	Total	$767,818	$767,818	$—	$—

(1)	Pursuant to the terms of his Offer Letter, Mr. Robinson will receive an amount equal to six months of his base salary if terminated without cause.

(2)	Pursuant to the terms of Mr. Robinson’s Offer Letter, the Bonus Severance Element reflects the amount of unpaid new hire bonus that is potentially subject to acceleration upon termination.

(3)

Pursuant to the terms of his Offer Letter, in the event of a termination without cause, Mr. Robinson is eligible for COBRA continuation coverage for him and his eligible dependents for six months. The amount in the table above reflects the estimated value of medical coverage to Mr. Robinson assuming he uses the maximum 18-month COBRA period.

(4)	The value of potential accelerated restricted stock was calculated based on the closing stock price of $26.90 on January 31, 2025, the last trading day of fiscal 2024.

(5)

Pursuant to the terms of Mr. Robinson’s Offer Letter, any portion of the Initial Equity Award (if any) that was otherwise scheduled to vest in the ordinary course during the six month period immediately following his termination date will become vested.

32 | 2025 Proxy Statement

Actual Executive Separations

Mr. Patel ceased employment with the Company on April 4, 2024, and was entitled to the severance payments and benefits provided for in the Separation Agreement. The actual amounts received by Mr. Patel are summarized below. Stock values indicated below were calculated based on the closing price of our common stock at the time of vesting. Mr. Patel executed a general release of claims against the Company and its affiliates as a condition of receiving these payments and benefits.

Name	Benefit	Actual Payments and Benefits Upon Separation
Nir Patel	Salary Severance Element (1)	$38,462
	Bonus Severance Element (2)	$60,808
	Medical Benefits (3)	$3,377
	Accelerated Vesting of Restricted Stock (4)	$975,821
	Payout of Accrued but Unused Vacation	$—

	Total	$1,078,468

(1)	Reflects ten weeks of Mr. Patel’s base salary that was paid to him in accordance with the terms of the Separation Agreement.

(2)	The amount shown in the table reflects 30% of the remaining portion of Mr. Patel’s new hire bonus that was accelerated in accordance with the terms of the Separation Agreement.

(3)	Reflects an amount equal to the applicable premiums for COBRA continuation coverage for two months that was paid to Mr. Patel pursuant to the Separation Agreement.

(4)

The amount shown in the table represents the value of 94,648 shares of time-vested restricted stock that vested on an accelerated basis in accordance with the terms of the Separation Agreement, based on the closing price of our common stock on April 18, 2024.

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are disclosing the ratio of the total annual compensation of our Chief Executive Officer to that of our median employee. We identified the median employee among all our employees as of February 1, 2025 (the “determination date”).

We are a global retail company with approximately 6,500 full-time salaried and hourly employees and between 11,000 and 17,000 part-time hourly employees worldwide, depending on the time of year. As discussed above, Mr. Cohen has declined all forms of compensation, except for the incremental costs to the Company of providing Mr. Cohen executive security services in accordance with the independently-assessed executive security program established by our Board. Therefore, his total annualized compensation as of the determination date was $268,553. For fiscal 2024, our median employee is a part-time hourly employee in one of our U.S. stores who worked an average of 22 hours per week. The annual compensation of the median employee was $14,726.85 for fiscal 2024. Based on this information, the ratio of the fiscal 2024 annual total compensation of our Chief Executive Officer to that of our median employee was approximately 18 to 1.

In order to identify the median employee in terms of compensation across our global population of employees, we utilized total annual earnings from the 2024 calendar year, which include, but are not limited to, salary/hourly wages, overtime, bonus and commissions. We used W-2 earnings for the U.S. employee population and the W-2 equivalent earnings for the international employee population. We annualized the compensation for permanent associates who joined the Company after January 1, 2024. Full-time equivalency adjustments were not performed for part-time associates.

We believe our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the SEC pay ratio rules and methods for disclosure. The SEC rules do not specify a single methodology in identifying the median employee and in calculating that person’s annual compensation. Accordingly, the pay ratio reported by other companies may not be comparable to the Company’s pay ratio disclosed above.

2025 Proxy Statement | 33

Pay Versus Performance

The following table provides information for the fiscal years 2020 through 2024 with respect to the compensation, as calculated under SEC rules, of our principal executive officers (“PEOs”), which includes both our current and former CEOs, the average compensation of our other NEOs, and certain performance measures specified under SEC rules.

Fiscal Year	Principal Executive Officers (“PEO”) (1)
	Cohen	Robinson	Furlong	Sherman	Cohen	Robinson	Furlong	Sherman
	SCT Total	SCT Total	SCT Total	SCT Total	Compensation Actually Paid (2)	Compensation Actually Paid (2)	Compensation Actually Paid (2)	Compensation Actually Paid (2)

2024	$268,553	$—	$—	$—	$268,553	$—	$—	$—

2023	—	563,647	1,090,198	—	—	(93,436)	(4,169,658)	—

2022	—	—	2,482,709	—	—	—	2,117,619	—

2021	—	—	16,812,934	652,306	—	—	9,076,361	(132,010,993)

2020	—	—	—	7,174,243	—	—	—	427,832,874

Fiscal Year	Average SCT Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non- PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on:		Net Income (5) ($MM)	United States Operating Profit (excluding royalties) ($MM) (6)
			Company TSR (4)	Peer Group TSR (4)

2024	$553,815	$(3,088,467)	2,802	235	131	24

2023	1,051,102	(1,802,812)	1,534	161	7	(65)

2022	13,692,562	8,874,616	2,377	135	(313)	(328)

2021	6,299,738	(9,396,932)	2,550	135	(381)	(358)

2020	2,732,872	66,526,448	8,464	141	(215)	(211)

(1)
For fiscal 2024, our PEO was our current CEO
Ryan Cohen
. For fiscal 2023, our PEOs included Ryan Cohen, former PEO Mark Robinson, and former CEO
Matthew Furlong
. For fiscal 2022, our PEO was Matthew Furlong. For fiscal 2021, our PEOs included both Matthew Furlong and former CEO George E. Sherman. For fiscal 2020, our PEO was George E. Sherman.

(2)
In calculating the “Compensation Actually Paid” or “CAP” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations were computed in accordance with FASB ASC Topic 718. Time-vested restricted stock/unit grant date fair values are calculated using the closing stock price as of date of grant. Adjustments have been made using the stock price as of fiscal year-end
and as of each date of vest. Performance-vested restricted stock fair values are valued at zero at each respective measurement date, given all outstanding performance-vested restricted stock were accrued at and estimated to be earned below threshold (i.e., all shares forfeited) as of each respective measurement date. The assumptions used to calculate the fair value for purposes of determining the “Compensation Actually Paid” are consistent with the methodology used for calculating the grant date fair value for financial reporting purposes.

(3)
For fiscal 2024, our
non-PEO
NEOs were Mark Robinson, Nir Patel, and Daniel Moore. For fiscal 2023, our non-PEO
NEOs were Diana Saadeh-Jajeh, Nir Patel and Dan Moore. For fiscal 2022, our non-PEO
NEOs were Diana Saadeh-Jajeh, Nir Patel, and Michael Recupero. For fiscal 2021, our non-PEO
NEOs were Michael Recupero, Diana Saadeh-Jajeh, James A. Bell, Frank M. Hamlin, Chris R. Homeister, and Daniel J. Kaufman. For fiscal 2020, our non-PEO
NEOs were James A. Bell, Frank M. Hamlin, Chris R. Homeister, and Daniel J. Kaufman.

(4)
The Company Total Shareholder Return (“TSR”) and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation
S-K,
assuming an initial investment date of January 31, 2020. The peer group used to determine the Company’s Peer Group TSR for each applicable fiscal year is the Dow Jones Specialty Retailers Index.

(5)	Represents the amount of net income ( loss ), as reflected in the Company’s audited financial statements for the fiscal year indicated.

(6)
For purposes of this table, United States Operating Profit (excluding royalties), which was first used as a measure in our executive compensation program for fiscal 2024 and tracked by the Company beginning in fiscal 2022, is defined as operating earnings (loss) for the United States segment less deductions for intercompany and other items, including intercompany royalties and foreign currency translation adjustments, and additions for certain non-cash
and
one-time
items, including asset impairment charges. For fiscal 2021 and 2020, amounts in this table reflect United States operating earnings (loss) as reported in the Company’s Form
10-K.

34 | 2025 Proxy Statement

In the calculation of CAP presented in the table above, the following amounts were deducted and added:
Reconciliation of SCT Total to CAP

	FY2024
Description of Elements Added / Subtracted to SCT Total to Calculate CAP	Current PEO Cohen	Average Other NEOs

SCT Total	$268,553	$553,815

(Minus) Grant Date Fair Value of Awards Granted During the Year	—	$(293,958)

Plus Fair Value as of Awards Granted During the Year and Unvested as of Year-End	—	$232,712

Plus (Minus) Change from Prior Year-End in Fair Value of Awards That Vested During the Year	—	$(49,462)

Plus (Minus) Year-over-Year Change in Fair Value of Unvested Awards Granted in Prior Years	—	$103,112

Plus (Minus) Fair Value of Awards Granted During the Year and Vested During the Year		$105,262

(Minus) Grant Date Fair Value of Awards Granted During the Year		$(3,739,947)

CAP Total	$268,553	$(3,088,467)
Tabular List of Most Important Financial Performance Measures
For fiscal 2024, United States Operating Profit (excluding royalties) and the Company stock price were the only financial performance measures that the Company used to tie CAP to our non-PEO
NEOs to Company Performance.
Pay Versus Performance Narrative Disclosure
Overall, our CAP tracked very closely with our stock price, which has primarily driven the fluctuations in our CAP values as shown above. CAP to George Sherman and our non-PEO
NEOs in fiscal 2020 was significantly higher than the Summary Compensation Table (“SCT”) total due to the high volatility in our stock price at the end of fiscal 2020. In fiscal 2021 and 2022, CAP to both of our PEOs and our non-PEO
NEOs was lower than the SCT total, and lower than the respective CAP values in fiscal 2020, due to our less volatile stock price performance over these fiscal years since the end of fiscal 2020. In fiscal 2023, tracking with our stock price, CAP to Matthew Furlong and to our non-PEO
NEOs was lower than the SCT total. While Mark Robinson served as PEO from June 7, 2023 to September 28, 2023, his CAP was generally aligned with other non-PEO
NEOs in fiscal 2023. In fiscal 2023 and 2024 for Ryan Cohen, SCT and CAP are equal given Ryan Cohen does not receive any compensation from the Company (apart from the $269,000 Cohen received in fiscal 2024 as a reimbursement for security services), while CAP to our non-PEO
NEOs in fiscal 2024 was lower than the SCT mainly due to one non-PEO
NEO forfeiting equity upon leaving the Company (otherwise CAP would have been greater than the SCT values due to our stock price performance in fiscal 2024).
The increase in our stock
price
that contributed significantly to the CAP in fiscal 2020 also drove our Total Shareholder Return (“TSR”) through the end of fiscal 2024. Our TSR has significantly outperformed our Peer Group TSR during this period, as shown in the table above. Specifically, our TSR performed significantly better than our Peer Group TSR through the end of fiscal 2020. After a meaningful increase in fiscal 2020, our TSR performance was negative in fiscal 2021, 2022, and 2023, before increasing again in fiscal 2024. Over the full five-year period, both our TSR and Peer Group TSR was positive, and our TSR performance meaningfully outperformed our Peer Group in total.
The close relationship between TSR and CAP was evident across the fiscal years in the table above. Our CAP at the end of fiscal 2020 significantly increased as a direct result of our strong TSR through the end of fiscal 2020. Through fiscal 2021, our TSR decreased (although still greater than the initial fixed $100 investment), and the CAP to our NEOs significantly declined year-over-year (except for Matthew Furlong, who joined the Company in fiscal 2021), and declined relative to fiscal 2021 SCT totals. In fiscal 2022, our TSR decreased slightly, which led to our CAP values declining relative to fiscal 2022 SCT totals (although CAP remained positive given the year-over-year TSR decline through fiscal 2022 was not significant). Through fiscal 2023 our TSR decreased, and as a result, CAP values to Matthew Furlong and non-PEO
NEO CAP declined relative to fiscal 2023 SCT totals. As of the end of fiscal 2024 our CAP for non-PEO
NEOs was once again lower than fiscal 2024 SCT totals, despite TSR increasing, mainly due to one non-PEO
NEO forfeiting equity upon leaving the Company.
Our net income (loss) was not strongly correlated with CAP given a large portion of our executive compensation program is granted in equity, thereby directly tied to our stock price performance. In fiscal 2020, our net income was ($215 million) and the CAP values

2025 Proxy Statement | 35

to our
NEOs
were the highest over the full five-year period. In fiscal 2021, our net income decreased to ($381 million) which was also aligned with a decrease in CAP over this period. In fiscal 2022, our net income increased to ($313 million) aligning with the increase in CAP over this period. In fiscal 2023 and 2024, our significant growth in net income
to $7 million and $131 million, respectively, was not correlated with CAP to our NEOs given CAP values decreased over the period.
For fiscal years 2020 through 2023, we did not have a company selected measure because
the Company did not use any financial performance measures to link fiscal years 2020 through 2023 executive compensation to company performance. In fiscal 2024, given we used United States Operating Profit (excluding royalties) as performance criteria in our Short-Term Equity Incentive program, we’ve included this measure as our company selected measure. Similar to net income (loss), our US Operating Profit (excluding royalties) was not strongly correlated with CAP. In fiscal 2024 our United States Operating Profit (excluding royalties) was $24 million, an increase from ($65 million) in fiscal 2023. This significant growth was
not correlated with CAP to our NEO’s given CAP values decreased over the period.
Equity Grant Practices

The Company does not currently grant stock option awards or stock appreciation right awards
.
During the last completed fiscal year, the Company did not make any stock option awards to our executive officers
within the
four-business-day
period before or the
one-business-day
period after the filing of any Form
10-K,
10-Q,
or
8-K
containing material nonpublic information (as defined in Item 402(x)). Accordingly, no tabular disclosure under Item 402(x)(2)(ii) is required.
The Compensation Committee does not coordinate the timing of option grants with the release of material nonpublic information. Equity awards are typically granted on pre-determined
meeting dates of the Compensation Committee, and are subject to the Company’s Insider Trading Policy, which prohibits trading (and awards) when material nonpublic information is known to the participant or the Company. All awards are granted with an exercise price equal to the average closing market price for the previous 30 trading days prior to the date of grant. The Company does not time the public disclosure of material nonpublic information to affect executive compensation outcomes.

36 | 2025 Proxy Statement

Securities Authorized for Issuance Under Equity Compensation Plans

Information for our equity compensation plans, in effect as of February 1, 2025 is as follows:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2)

Equity compensation plans approved by security holders(3)	—	Not Applicable	31,773,379

Equity compensation plans not approved by security holders	—	Not Applicable	—

Total	—		31,773,379

(1)	Excludes securities reflected in Column (a).

(2)	All shares reflected in this column relate to our 2022 Plan. No new awards may be granted under the GameStop 2019 Plan or our Amended and Restated 2011 Incentive Plan.

(3)	Excludes 2,122,029 time-vested restricted stock awards outstanding under our stockholder approved plans at the end of fiscal 2024.

2025 Proxy Statement | 37

PROPOSAL 3:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ended January 31, 2026 (fiscal 2025) and the Company’s internal control over financial reporting as of January 31, 2026. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, we are submitting our selection of KPMG for ratification by the stockholders at the annual meeting. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider the appointment. A representative of KPMG is expected to be present at the annual meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Prior to the appointment of KPMG, Deloitte & Touche LLP (“Deloitte”) served as our independent registered public accounting firm. For additional information, see “Change in Independent Registered Public Accounting Firm” below. We do not expect that a representative of Deloitte will be present at the Annual Meeting.

THE BOARD CONSIDERS KPMG TO BE WELL-QUALIFIED AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025. PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

Change in Independent Registered Public Accounting Firm

On December 6, 2024, after completing a competitive proposal process, the Audit Committee selected KPMG as the Company’s independent registered public accounting firm for fiscal 2025. This process also resulted in the effective dismissal of Deloitte as the Company’s independent registered public accounting firm.

Deloitte’s dismissal took effect following the completion of its audit and the issuance of its report on the Company’s consolidated financial statements and internal control over financial reporting for the Company’s fiscal year ending February 1, 2025, which was included in the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2025.

Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 28, 2023, February 3, 2024 and February 1, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 28, 2023, February 3, 2024, and February 1, 2025 there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter, dated December 10, 2024, is filed as Exhibit 16.1 to our Form 8-K filed with the SEC on December 10, 2024.

During the fiscal years ended January 28, 2023, February 3, 2024, and February 1, 2025, neither the Company nor anyone on its behalf has consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm

As described more fully in “Ratification of Appointment of Independent Registered Public Accounting Firm—Proposal 3” above, the Audit Committee has selected KPMG as the Company’s independent registered public accounting firm for fiscal 2025, effectively dismissing Deloitte as the Company’s independent registered public accounting firm, which had served as the Company’s independent registered public accounting firm since 2013.

38 | 2025 Proxy Statement

The independent registered public accounting firm examines the annual financial statements and provides other permissible non-audit and tax-related services for us. Management and the Audit Committee have considered the non-audit services provided by KPMG and Deloitte and concluded they are compatible with maintaining the independence of those firms in their audit of the Company and in accordance with the SEC’s rules.

The following table sets forth information regarding fees for professional services rendered by Deloitte in fiscal 2024 and 2023:

	Fiscal Year
	2024	2023
Audit Fees(1)	$2,779,000	$3,234,000
Audit Related Fees(2)	100,000	—
Tax Fees(3)	346,000	519,000
Other Fees	—	—

Total	$3,225,000	$3,753,000

(1)

Audit Fees for services rendered by Deloitte in fiscal 2024 and 2023 include professional services for the audit of our annual financial statements and financial statement schedules, for the audit of our effectiveness of internal control over financial reporting, for reviews of our financial statements included in our quarterly reports on Form 10-Q filed with the SEC, for professional services provided in connection with statutory and regulatory filings and for other consultations concerning financial accounting and reporting standards.

(2)

Audit-Related Fees for services rendered include consist of assurances and related services reasonably related to the audit of our financial statements. No such fees were charged in fiscal 2023 or fiscal 2024.

(3)

Tax Fees for services rendered by Deloitte in fiscal 2024 and 2023 included professional services for domestic and international tax compliance and tax planning and advice. Fees for fiscal 2023 include consultations involving tax considerations related to our NFT marketplace.

Pre-approval Policies and Procedures

The Audit Committee Charter requires that, among other things, the Audit Committee pre-approve the rendering by our independent registered public accounting firm of all audit and permissible non-audit services. Accordingly, the Audit Committee considers and pre-approves any such audit and permissible non-audit services on a case-by-case basis or through the adoption of preapproval policies and procedures. The Audit Committee approved all of the services provided by Deloitte referred to above.

Audit Committee Matters

Primary Responsibilities and Fiscal 2024 Actions

The Audit Committee assists the Board in fulfilling its oversight responsibility and reviews the adequacy and integrity of our financial statements, financial reporting process and internal system of accounting controls; the appointment, termination, compensation, retention and oversight of the independent registered public accountants; the scope of the audit performed by the independent registered public accounting firm of our books and records; the internal audit function and plan; our compliance with legal and regulatory requirements; our Code of Business Conduct and Ethics; and, with management and the independent auditor, any related party transactions and approves such transactions, if any.

For fiscal 2024, in fulfillment of its responsibilities, among other things, the Audit Committee:

•	Met with the senior members of our financial management team at each regularly scheduled meeting.

•

Held separate private sessions, during its regularly scheduled meetings, with senior members of our financial management team, with the independent auditors, with representatives of internal audit and on its own, at which candid discussions regarding financial management, accounting, auditing and internal control issues took place.

•

Received periodic updates on management’s process to assess the adequacy of our system of internal control over financial reporting and management’s conclusions on the effectiveness of our internal control over financial reporting.

•

Discussed with the independent auditors our internal control assessment process, management’s assessment with respect thereto and the independent auditors’ evaluation of our system of internal control over financial reporting.

2025 Proxy Statement | 39

•

Discussed with senior members of our financial management team and the independent auditors matters associated with accounting principles, critical accounting policies and significant accounting judgments and estimates.

•	Reviewed and discussed with management our earnings releases and quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC.

•	Reviewed our internal audit plan and the performance of our internal audit function.

•

Reviewed with senior members of our financial management team, the independent auditors and representatives of internal audit the overall scope and plans for their respective audits, the results of internal and external audits, evaluations by management and the independent auditors of our internal controls over financial reporting and the quality of our financial reporting.

•	Discussed with our counsel legal and regulatory matters that may have a material impact on our financial statements, and compliance policies and programs.

•

Discussed with management guidelines and policies governing the process by which our senior management and our relevant departments, including the internal auditing department, identify, assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Participated with representatives of management and of the independent auditors in additional discussions as requested by the Audit Committee on areas of our operations.

Report of the Audit Committee

Roles and Responsibilities

The role of the Audit Committee is to assist the Board in its oversight of our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls over financial reporting.

Our independent registered public accounting firm is responsible for auditing our financial statements and its internal control over financial reporting, in accordance with the standards of the PCAOB, and expressing opinions as to the conformity of the financial statements with accounting principles generally accepted in the United States and the effectiveness of internal control over financial reporting. The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Required Disclosures and Discussions

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, as adopted by the PCAOB, relating to communications with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, has discussed with the independent auditors their independence from us and our management, and has considered whether the independent auditors’ provision of non-audit services to us is compatible with maintaining the firm’s independence.

The Audit Committee discussed with our internal auditors and the independent auditors the overall scope and plans for their respective audits. The internal auditors are responsible for preparing an annual audit plan and conducting internal audits under the control of our Head of Internal Audit, who is accountable to the Audit Committee. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. In addition, the Audit Committee met with our Principal Financial Officer and members of our management of finance and accounting to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of our financial statements and the effectiveness of our systems of disclosure controls and procedures and internal control over financial reporting.

40 | 2025 Proxy Statement

Committee Recommends Including the Financial Statements in the Annual Report

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that our audited consolidated financial statements be included in our 2024 Annual Report to Stockholders and in our Annual Report on Form 10-K for our fiscal year ended February 1, 2025 for filing with the SEC.

Audit Committee:

Jim Grube, Chair

Alan Attal

Yang Xu

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company with the SEC. Executive officers, directors and greater than ten-percent stockholders are required to furnish us with copies of all such forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required, we believe that all filing requirements applicable to our executive officers, directors and greater than ten-percent stockholders were complied with for the fiscal year ended February 1, 2025, except that, due to administrative errors: (i) a Form 3 was not filed within the required period for the appointment to the Board for director Nat Turner, filed on December 5, 2024, and (ii) a Form 4 was not filed within the required period for one transaction for Daniel Moore, our Principal Financial and Accounting Officer, reporting the sale of shares, filed on October 10, 2024.

Certain Relationships and Related Transactions

The Audit Committee Charter requires the Audit Committee to review with management and the independent registered public accountants and approve all transactions and courses of dealing with parties related to us. This obligation of the Audit Committee is described earlier in this Proxy Statement in the “Election of Directors” section, which states that the Audit Committee is responsible for reviewing and approving related party transactions. Also, as described earlier in this Proxy Statement in the “Election of Directors” section, the Company has adopted a Code of Ethics for Senior Financial and Executive Officers and a Code of Standards, Ethics and Conduct applicable to the Company’s management-level employees. The codes require that all of our employees and directors avoid conflicts of interest, defined as situations where the person’s private interests interfere in any way, or even appear to interfere, with our interests as a whole. In addition, at least annually each director and executive officer completes a detailed questionnaire that inquires about any business relationship that may give rise to a conflict of interest and all transactions in which we are involved and in which the executive officer, a director or a related person has a direct or indirect material interest.

It is our policy that any potential conflict of interest transaction with an executive officer or director or any transaction that triggers disclosure under Item 404(a) of Regulation S-K as a result of these inquiries is required to be reviewed and approved or ratified by the Audit Committee. Except as described below, during fiscal 2024, there were no transactions requiring disclosure with, or with an immediate family member of, directors, NEOs or persons who were the beneficial owners of more than 5% of our outstanding shares during the fiscal year.

In November 2024, the Company entered into a collaboration with Collectors through PSA, whereby the Company would become an authorized PSA dealer, and PSA would provide authentication and grading services for trading cards through select Company stores across the United States. Mr. Turner, a director of the Company, is the Chief Executive Officer and Chairman of Collectors. Mr. Turner also owns up to a 10% equity interest in PSA and has been awarded additional unvested equity compensation awards at Collectors, which are subject to forfeiture if certain performance conditions are not satisfied. During fiscal 2024, the approximate dollar value of the transactions between GameStop and PSA pursuant to the collaboration agreement was $9.8 million. In accordance with the Company’s policy, the Audit Committee reviewed, and provided prior approval of, such transaction and determined that such transaction was in the best interest of the Company and its stockholders.

2025 Proxy Statement | 41

OTHER MATTERS

We do not intend to present any other business for action at the annual meeting and do not know of any other business intended to be presented by others. If any matters other than the matters described in the Notice of Annual Meeting of Stockholders and this Proxy Statement should be presented for stockholder action at the annual meeting, it is the intention of the persons designated in the proxy to vote thereon in accordance with their best judgment.

Financial and Other Information

We are furnishing our Annual Report for the fiscal year ended February 1, 2025, including consolidated financial statements, together with this Proxy Statement.

Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements related to risks associated with our compensation programs, our future performance, our plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements except as required by law. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report filed with the SEC on March 25, 2025.

Proposals Pursuant to Rule 14a-8

Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be presented for inclusion in our proxy materials for the annual meeting of stockholders to be held in 2026 must meet the requirements under Rule 14a-8 and be received by the Secretary, at GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051, no later than December 31, 2025. However, if the date of the 2026 annual meeting is more than 30 days before or after June 12, 2026, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such annual meeting will be a reasonable time before we begin to print and mail such proxy materials.

Proxy Access Director Nominees

Under the proxy access provisions of our Bylaws, stockholders are entitled to nominate and include in our proxy materials director nominees, provided that the eligibility and procedural requirements specified in our Bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Secretary at our principal executive offices, at 625 Westport Parkway, Grapevine, Texas 76051, not less than 120 days nor more than 150 days prior to the first anniversary of the date on which we first mailed our Proxy Statement or a notice of availability of our Proxy Statement (whichever is earlier) in connection with the most recent annual meeting of stockholder. As a result, any notice given by a stockholder pursuant to the proxy access provisions of our Bylaws with respect to the 2026 annual meeting must be received no earlier than the close of business on December 1, 2025, and no later than the close of business on December 31, 2025. However, in the event that the date of the 2026 annual meeting is more than 30 days before June 12, 2026 or more than 60 days after June 12, 2026, then the notice, to be timely, must be delivered not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting and not later than the close of business on the later of (x) the 90th day prior to the date of the 2026 annual meeting or (y) the 10th day following the day of the first public announcement of the date of the 2026 annual meeting.

The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above or on our website at http://investor.gamestop.com/corporate-governance.

Other Proposals and Nominees

Any stockholder who wishes to propose any business to be considered by the stockholders at the 2026 annual meeting or who wants to nominate a person for election to the Board at that meeting, other than (i) a proposal for inclusion in the Proxy Statement pursuant to Rule 14a-8 or (ii) pursuant to the proxy access Bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in our Bylaws concerning the proposed business or nominee. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of our immediately preceding annual meeting, which, with respect to the 2026

42 | 2025 Proxy Statement

annual meeting, would be no earlier than the close of business on February 12, 2026 and no later than the close of business on March 14, 2026. However, in the event that the date of the 2026 annual meeting is more than 25 days before or after June 12, 2026, then the notice, to be timely, must be delivered not later than the close of business on the tenth day following the date on which the notice of the date of the meeting is mailed or publicly announced. In addition to the requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your annual report and proxy statement have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the proxy materials by: writing to our Secretary, GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051; or by telephoning (817) 424-2000.

STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXY CARDS WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

2025 Proxy Statement | 43

GameStop VOTE

POWER TO THE PLAYERS

SCAN the QR code or visit www.investorvote.com/GME to vote your shares

CALL 1-800-652-VOTE (8683) within the USA, US territories and Canada

2025 ANNUAL MEETING – PROXY CARD

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED IN PROPOSAL 1:

+

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT. PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

0458MB

TOCKHOLDER ANNUAL MEETING NOTICEImportant Notice Regarding the Availability of Proxy Materials for the GameStop Corp. Annual Meeting of Stockholders to Be Held on June 12, 2025This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.This Notice of Proxy Statement and Annual Report to Stockholders are available at http://investor.gamestop.com.Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side at least 10 days prior to the meeting to facilitate timely delivery.To access the virtual meeting, you must have the login details in the white circle located above.2NOTPOWER TO THE PLAYERSMeeting details are listed on the reverse side. All votes must be received by the end of the meeting.TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTSScan the QR code or go to www.investorvote.com/GME to vote your sharesATTENDthe meeting on June 12, 2025 at 10:00 a.m. (Central Daylight Time).0458OB

ATTEND

POWER TO THE PLAYERS

- Have a voice
- Stay informed
- Keep your account active

Vote

SAVE TIME AND PAPER

Choose to receive future proxy materials electronically when you vote online at www.investorvote.com/GME.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

GameStop

+

2025 ANNUAL MEETING – PROXY CARD

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING — JUNE 12, 2025

Ryan Cohen, Alan Attal and Mark H. Robinson, or any of them (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of GameStop Corp. to be held on June 12, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees named in Proposal 1, and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

NON-VOTING ITEMS

Change of Address – Please print new address below.

Comments – Please print your comments below.

+

MEETING DETAILSThe Annual Meeting of Stockholders of GameStop Corp. will be held on June 12, 2025 at 10:00 a.m. (Central Daylight Time) virtually at meetnow.global/MGWWKKP.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:1. Elect five directors, each to serve as a member of the Board of Directors until the next annual meeting of stockholders and until such irector’s successor is elected and qualified:01—Ryan Cohen 02—Alain (Alan) Attal 03—Lawrence (Larry) Cheng04—James (Jim) Grube 05—Nathaniel (Nat) TurnerTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3:2. Provide an advisory, non-binding vote on the compensation of our named executive officers.3. Ratify our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026.OTHER BUSINESS:4. Transact such other business, if any, as may properly come before the annual meeting and at any postponement or adjournment of the annual meeting.PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICETo vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.ORDER MATERIALSPlease make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side.REQUEST VIA:Internet Visit https://www.investorvote.com/GME Phone Call 1-866-641-4276Email Send an email to investorvote@computershare.com and include:• “Proxy Materials GameStop Corp.” in the subject line• Your full name and address• The number located in the white circle on the reverse side• Statement that you want a paper copy of the meeting materialsPLEASE REVIEW THE MEETING MATERIALSWe encourage you to read the meeting documents found at http://investor.gamestop.com.